Document And Entity Information	9 Months Ended
Sep. 30, 2011
Document And Entity Information [Abstract]
Document Type	S-4
Amendment Flag	false
Document Period End Date	Sep 30, 2011
Entity Registrant Name	HUNTINGTON INGALLS INDUSTRIES, INC.
Entity Central Index Key	0001501585
Entity Filer Category	Non-accelerated Filer

Condensed Consolidated Statements Of Operations (USD $) In Millions, except Per Share data, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member]	Dec. 31, 2009 Northrop Grumman Shipbuilding [Member]	Dec. 31, 2008 Northrop Grumman Shipbuilding [Member]
Sales and service revenues
Product sales	$ 4,201	$ 4,327	$ 5,798	$ 5,046	$ 5,207
Service revenues	639	660	925	1,246	982
Total sales and service revenues	4,840	4,987	6,723	6,292	6,189
Cost of sales and service revenues
Cost of product sales	3,543	3,842	5,042	4,415	4,672
Cost of service revenues	540	528	770	1,027	817
General and administrative expenses	471	473
Corporate home office and other general and administrative costs			663	639	564
Goodwill impairment	300				2,490
Operating income (loss)	(14)	144	248	211	(2,354)
Interest expense	(75)	(30)	(40)	(36)	(40)
Other, net			(2)	1
Earnings (Loss) from operations before income taxes	(89)	114	206	176	(2,394)
Federal income taxes	74	42	71	52	26
Net earnings (loss)	(163)	72	135	124	(2,420)
Basic earnings (loss) per share	$ (3.34)	$ 1.48
Weighted-average common shares outstanding, in millions	48.8	48.8
Diluted earnings (loss) per share	$ (3.34)	$ 1.48
Weighted-average diluted shares outstanding, in millions	48.8	48.8
Net earnings (loss) from above	(163)	72	135	124	(2,420)
Other comprehensive income
Change in unamortized benefit plan costs	51	37	11	142	(677)
Tax expense on change in unamortized benefit plan costs	(19)	(4)	5	(56)	264
Other comprehensive income, net of tax	32	33	16	86	(413)
Comprehensive income (loss)	$ (131)	$ 105	$ 151	$ 210	$ (2,833)

Condensed Consolidated Statements Of Financial Position (USD $) In Millions, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member]	Dec. 31, 2009 Northrop Grumman Shipbuilding [Member]	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member] Pro Forma [Member]
Assets
Cash and cash equivalents	$ 536
Accounts receivable, net	781	728	728	537	728
Inventoried costs, net	463	293	293	298	293
Deferred income taxes	268	284	284	326	284
Prepaid expenses and other current assets	34	8	8	10	8
Total current assets	2,082	1,313	1,313	1,171	1,313
Land and land improvements			303	287	303
Buildings and leasehold improvements			1,357	1,296	1,357
Machinery and other equipment			1,162	1,104	1,162
Capitalized software costs			185	160	185
Property, plant, and equipment, gross			3,007	2,847	3,007
Accumulated depreciation and amortization			(1,010)	(870)	(1,010)
Property, plant, and equipment, net	1,979	1,997	1,997	1,977	1,997
Other Assets
Goodwill	834	1,134	1,134	1,134	1,134
Other purchased intangibles, net of accumulated amortization	572	587	587	610	587
Pension plan asset	143	131	131	116	131
Debt issuance costs	50
Miscellaneous other assets	55	41	41	28	41
Total other assets	1,654	1,893	1,893	1,888	1,893
Total assets	5,715	5,203	5,203	5,036	5,203
Liabilities and Equity
Notes payable to former parent		715	715	537
Trade accounts payable	287	274	274	314	274
Current portion of long-term debt	29
Current portion of workers' compensation liabilities	198	197	197	255	197
Accrued interest on notes payable to former parent		239	239	212
Current portion of post-retirement plan liabilities	145	146	146	175	146
Accrued employees' compensation	190	203	203	173	203
Advance payments and billings in excess of costs incurred	85	107	107	81	107
Provision for contract losses	31	80	80	53	80
Other current liabilities	242	265	265	154	265
Total current liabilities	1,207	2,226	2,226	1,954	1,272
Long-term debt	1,837	105	105	283	105
Contribution payable to parent					1,429
Other post-retirement plan liabilities	579	567	567	502	567
Pension plan liabilities	420	381	381	379	381
Workers' compensation liabilities	353	351	351	265	351
Deferred tax liabilities	113	99	99	156	99
Other long-term liabilities	51	56	56	60	56
Total liabilities	4,560	3,785	3,785	3,599	4,260
Commitments and Contingencies
Shareholders' Equity
Common stock, $0.01 par value
Additional paid-in capital	1,848				1,458
Former parent's equity in unit		1,933	1,933	1,968
Accumulated deficit	(210)
Accumulated other comprehensive loss	(483)	(515)	(515)	(531)	(515)
Total shareholders' equity	1,155	1,418	1,418	1,437	943
Total liabilities and shareholders' equity	$ 5,715	$ 5,203	$ 5,203	$ 5,036	$ 5,203

Condensed Consolidated Statements Of Financial Position (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member]	Dec. 31, 2009 Northrop Grumman Shipbuilding [Member]	Dec. 31, 2010 Pro Forma [Member] Northrop Grumman Shipbuilding [Member]
Other purchased intangibles, accumulated amortization	$ 367	$ 352	$ 352	$ 329	$ 352
Common stock, par value	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	150,000,000	150,000,000
Common stock, shares issued	48,808,341
Common stock, shares outstanding	48,808,341

Condensed Consolidated Statements Of Cash Flows (USD $) In Millions, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member]	Dec. 31, 2009 Northrop Grumman Shipbuilding [Member]	Dec. 31, 2008 Northrop Grumman Shipbuilding [Member]
Operating Activities
Net earnings (loss)	$ (163)	$ 72	$ 135	$ 124	$ (2,420)
Adjustments to reconcile to net cash provided by (used in) operating activities
Depreciation	123	124	160	156	137
Amortization of purchased intangibles	15	19	23	30	56
Amortization of debt issuance cost	4
Stock-based compensation	22
Impairment of goodwill	300				2,490
(Increase) decrease in
Accounts receivable	(53)	(218)	(190)	(56)	(103)
Inventoried costs	(173)	(10)	5	(101)	52
Prepaid expenses and other current assets	(36)	3	2	(1)	2
Increase (decrease) in
Accounts payable and accruals	(74)	79	205	(111)	145
Deferred income taxes		24	(19)	(98)	10
Retiree benefits	89	79	33	(28)	(28)
Other non-cash transactions, net		(21)	5	(3)	(2)
Net cash provided by (used in) operations	54	151	359	(88)	339
Investing Activities
Additions to property, plant, and equipment	(119)	(96)	(191)	(181)	(218)
Decrease in restricted cash					61
Other investing activities, net			2	3	5
Net cash used in investing activities	(119)	(96)	(189)	(178)	(152)
Financing Activities
Proceeds from issuance of long-term debt	1,775
Repayment of long-term debt	(14)		(178)
Proceeds from issuance of note payable to parent			178
Debt issuance costs	(54)
Repayment of notes payable to former parent and accrued interest	(954)
Dividend to former parent in connection with spin-off	(1,429)
Proceeds from stock option exercises and issuance of common stock	1
Net transfers from (to) parent	1,276	(55)	(170)	266	(187)
Net cash provided by (used in) financing activities	601	(55)	(170)	266	(187)
Increase (decrease) in cash and cash equivalents	536
Cash and cash equivalents, beginning of period
Cash and cash equivalents, end of period	536
Supplemental Cash Flow Disclosure
Cash paid for income taxes	34
Cash paid for interest	55	12	16	16	16
Non-Cash Investing and Financing Activities
Capital expenditures accrued in accounts payable	$ 3	$ 29	$ 44	$ 47	$ 42

Condensed Consolidated Statements Of Changes In Shareholders' Equity (USD $) In Millions	Northrop Grumman Shipbuilding [Member] Parent's Equity In Unit [Member]	Northrop Grumman Shipbuilding [Member] Accumulated Other Comprehensive Loss [Member]	Northrop Grumman Shipbuilding [Member]	Former Parent's Equity In Unit [Member]	Common Stock [Member]	Paid-In Capital [Member]	Accumulated Deficit [Member]	Accumulated Other Comprehensive Loss [Member]	Total
At beginning of year at Dec. 31, 2007	$ 4,185	$ (204)
Net earnings (loss)	(2,420)		(2,420)
Net transfers from (to) parent	(187)		(187)
Other comprehensive income, net of tax		(413)	(413)
Total equity			961
At end of period at Dec. 31, 2008	1,578	(617)
Net earnings (loss)	124		124
Net transfers from (to) parent	266		266
Other comprehensive income, net of tax		86	86
Total equity			1,437
At end of period at Dec. 31, 2009	1,968	(531)		1,968				(531)
Net earnings (loss)				72					72
Net transfers from (to) parent				55					(55)
Common stock issuance
Other comprehensive income, net of tax								33	33
Total equity									1,487
At end of period at Sep. 30, 2010				1,985				(498)
At beginning of year at Dec. 31, 2009	1,968	(531)
Net earnings (loss)	135		135
Net transfers from (to) parent	(170)		(170)
Other comprehensive income, net of tax		16	16
Total equity			1,418						1,418
At end of period at Dec. 31, 2010	1,933	(515)		1,933				(515)
Net earnings (loss)				47			(210)		(163)
Dividend to former parent				(1,429)
Contributed surplus				(1,827)		1,827
Net transfers from (to) parent				(1,276)					1,276
Common stock issuance
Additional paid-in capital						21
Other comprehensive income, net of tax								32	32
Total equity									1,155
At end of period at Sep. 30, 2011						$ 1,848	$ (210)	$ (483)

Background And Basis Of Presentation	9 Months Ended
Sep. 30, 2011
Background And Basis Of Presentation [Abstract]
Background And Basis Of Presentation

1. BACKGROUND AND BASIS OF PRESENTATION

Background

On March 29, 2011, Huntington Ingalls Industries, Inc. (HII or the company) entered into a Separation and Distribution Agreement (the Separation Agreement) with its former parent company, Northrop Grumman Corporation (Northrop Grumman), and Northrop Grumman's subsidiaries (Northrop Grumman Shipbuilding, Inc. and Northrop Grumman Systems Corporation), pursuant to which HII was legally and structurally separated from Northrop Grumman.

Pursuant to the terms of the Separation Agreement, (i) Northrop Grumman completed a corporate reorganization to create a new holding company structure, (ii) HII and Northrop Grumman effected certain transfers of assets and assumed certain liabilities so that each of HII and Northrop Grumman retained both the assets of and liabilities associated with their respective businesses, (iii) subject to certain exceptions, all agreements, arrangements, commitments and undertakings, including all intercompany accounts payable or accounts receivable, including intercompany indebtedness and intercompany work orders between HII and Northrop Grumman, were terminated or otherwise satisfied, effective no later than March 31, 2011 (the Distribution Date), (iv) HII and Northrop Grumman agreed to share certain gains and liabilities and (v) on the Distribution Date, Northrop Grumman distributed, on a pro rata basis, all of the issued and outstanding shares of common stock of HII to Northrop Grumman's stockholders via a pro rata dividend (the spin-off). One share of HII common stock was distributed for every six shares of Northrop Grumman common stock held by a holder of Northrop Grumman common stock as of the record date for the distribution, March 30, 2011. The shares of common stock of HII began regular way trading on the New York Stock Exchange on March 31, 2011, under the ticker symbol "HII."

Following the spin-off, HII and Northrop Grumman began operating independently of each other, and neither has any ownership interest in the other. In order to govern certain ongoing relationships between HII and Northrop Grumman following the spin-off and to provide mechanisms for an orderly transition, HII and Northrop Grumman entered into agreements pursuant to which certain services will be provided and certain rights and obligations have been addressed following the spin-off. The material agreements entered into with Northrop Grumman in connection with the spin-off include the following: the Separation Agreement; Employee Matters Agreement; Insurance Matters Agreement; Intellectual Property License Agreement; Tax Matters Agreement; Transition Services Agreement; and Ingalls Guaranty Performance, Indemnity and Termination Agreement. For a discussion of each agreement, see "Certain Relationships and Related Party Transactions—Agreements with Northrop Grumman Related to the Spin-Off" in this prospectus.

In connection with the spin-off, HII entered into new borrowing arrangements designed to provide the company with adequate liquidity and to fund a $1,429 million contribution to Northrop Grumman. Specifically, HII issued $1,200 million in senior notes and entered into a credit facility with third-party lenders that includes a $650 million revolver and a $575 million term loan (see Note 7).

The spin-off from Northrop Grumman was a transaction under common control; therefore no change in the historical basis of HII's assets or liabilities was recorded as part of the spin-off.

Basis of Presentation

Principles of Consolidation—The unaudited condensed consolidated financial statements of HII and its subsidiaries have been prepared in conformity with accounting principles generally accepted in the United States (GAAP) and the instructions to Form 10-Q of the Securities and Exchange Commission (SEC). All intercompany transactions and balances are eliminated in consolidation.

These statements include all adjustments of a normal recurring nature, in addition to the goodwill impairment charge discussed in Note 6, considered necessary by management for a fair presentation of the unaudited condensed consolidated financial position, results of operations, and cash flows. These financial statements should be read in conjunction with the company's audited consolidated financial statements included in prospectus.

The quarterly information is labeled using a calendar convention; that is, first quarter is consistently labeled as ending on March 31, second quarter as ending on June 30, and third quarter as ending on September 30. It is management's long-standing practice to establish interim closing dates using a "fiscal" calendar, which requires the businesses to close their books on a Friday near these quarter-end dates in order to normalize the potentially disruptive effects of quarterly closings on business processes. The effects of this practice only exist for interim periods within a reporting year.

Transactions with Former Parent—Through the date of the spin-off, the unaudited condensed consolidated statements of operations include expense allocations for certain corporate functions historically provided to HII by Northrop Grumman, including, but not limited to, human resources, employee benefits administration, treasury, risk management, audit, finance, tax, legal, information technology support, procurement, and other shared services. These allocations are reflected in the unaudited condensed consolidated statements of operations within the expense categories to which they relate. The allocations were made on a direct usage basis when identifiable, with the remainder allocated on various bases that are further discussed in Note 17. Based on management's estimates of its stand-alone costs for similar corporate functions and services, HII believes that its prior cost allocations from Northrop Grumman are substantially consistent with what such costs would be on a stand-alone basis. However, the estimates are based on management's judgment regarding its stand-alone company costs and not the actual costs incurred.

Transactions between HII and Northrop Grumman through the date of the spin-off are reflected as effectively settled for cash at the time of the transaction and are included in financing activities in the unaudited condensed consolidated statements of cash flows. The net effect of these transactions is reflected in the Former Parent's Equity in Unit section in the unaudited condensed consolidated statements of financial position.

The HII unaudited condensed consolidated financial statements may not be indicative of HII's future performance and for periods prior to the spin-off, do not necessarily reflect what the results of operations, financial position, or cash flows would have been had HII operated as a stand-alone company.

Accounting Estimates—The preparation of the unaudited condensed consolidated financial statements requires management to make estimates and judgments that affect the reported amounts of assets and liabilities and the disclosure of contingencies at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Estimates have been prepared on the basis of the most current and best available information and actual results could differ materially from those estimates.

General and Administrative Expenses—In accordance with industry practice and the regulations that govern the cost accounting requirements for government contracts, most general corporate expenses incurred at both the segment and corporate locations are considered allowable and allocable costs on government contracts. These costs are allocated to contracts in progress on a systematic basis and contract performance factors include this cost component as an element of cost.

General and administrative expenses also include certain other costs that are not allocable to government contracts, primarily consisting of the net pension and post-retirement benefits adjustment and the provision for deferred state income taxes. The net pension and post-retirement benefits adjustment reflects the difference between pension and post-retirement benefits expenses determined in accordance with GAAP and pension and post-retirement benefit expenses allocated to individual contracts determined in accordance with U.S. Cost Accounting Standards (CAS). Deferred state income taxes reflect the change in deferred state tax assets and liabilities in the period.

Equity—Former Parent's Equity in Unit in the unaudited condensed consolidated statement of financial position represents Northrop Grumman's historical investment in its shipbuilding operations, the net effect of cost allocations from and transactions with Northrop Grumman, net cash activity, and HII's accumulated earnings prior to the spin-off.

On March 31, 2011, Northrop Grumman completed the distribution to its stockholders of one share of HII common stock for every six shares of Northrop Grumman common stock held by holders of Northrop Grumman common stock. After separation, HII had 48,765,841 shares of common stock outstanding. The remaining Former Parent's Equity in Unit balance, after the separation adjustments were recorded, was transferred to "Additional Paid-In Capital." "Retained Earnings" reflected in the unaudited condensed consolidated statements of financial position represents net earnings after separation, as all prior earnings were transferred to Additional Paid-In Capital.

Cash and Cash Equivalents—For cash and cash equivalents, the carrying amounts approximate fair value due to the short-term nature of these items.

Accumulated Other Comprehensive Loss—The accumulated other comprehensive loss as of September 30, 2011, and December 31, 2010, was comprised of unamortized benefit plan costs of $483 million (net of tax benefits of $324 million) and $515 million (net of tax benefits of $343 million), respectively.

Fair Value of Financial Instruments—Except for long-term debt, the carrying amounts of the company's other financial instruments are measured at fair value or approximate fair value due to the short-term nature of these other items.

Accounting Standards Updates	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member]
Accounting Standards Updates

2. ACCOUNTING STANDARDS UPDATES

In September 2011, the Financial Accounting Standards Board (FASB) revised the existing guidance on goodwill impairment testing. The updated standard reduces complexity and costs by allowing the company the option to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If so, the company must perform a more detailed two-step, goodwill impairment test, which is used to identify potential goodwill impairment and to measure the amount of goodwill loss to be recognized, if any. The standard is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 31, 2011; however, early adoption is permitted. The company is currently evaluating the impact of the accounting standard update on its consolidated financial statements but does not expect it to have a material effect.

3.	ACCOUNTING STANDARDS UPDATES

Accounting Standards Updates not effective until after December 31, 2010 are not expected to have a significant effect on the company's consolidated financial position, results of operations or cash flows.

Segment Information	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member]
Segment Information

3. SEGMENT INFORMATION

The company is aligned into two reportable segments: Ingalls (formerly referred to as the Gulf Coast operations) and Newport News. The following table presents segment results for the nine months ended September 30, 2011, and 2010.

	Nine Months Ended September 30
$ in millions	2011	2010
Sales and Service Revenues
Ingalls	$2,209	$2,300
Newport News	2,688	2,748
Intersegment eliminations	(57)	(61)

Total sales and service revenues	$4,840	$4,987

Operating Income (Loss)
Ingalls	$(245)	$(71)
Newport News	240	249

Total Segment Operating Income (Loss)	(5)	178
Non-segment factors affecting operating income (loss)
Net pension and post-retirement benefits adjustment	(9)	(34)

Total operating income (loss)	$(14)	$144

Goodwill Impairment Charge — The operating losses for the nine months ended September 30, 2011 reflect a goodwill impairment charge of $300 million at Ingalls.

In the ordinary course of business, the company reevaluates the estimates at completion (EAC) on all major programs and makes the necessary adjustments to contract profitability when driven by events within the period. In the third quarter of 2010, the company determined that costs to complete post-delivery work on LHD-8 exceeded original estimates resulting in a charge of $30 million. In the third quarter of 2010, the company recorded a charge of $24 million for additional cost growth on LPD-24, which was more than offset in the quarter by recognition of milestone incentives on the total LPD 22-25 contract of approximately $31 million. These adjustments were all recorded at Ingalls.

Sales transactions between segments are recorded at cost.

Net Pension and Post-Retirement Benefits Adjustment — The net pension and post-retirement benefits adjustment reflects the difference between expenses for pension and other post-retirement benefits determined in accordance with GAAP and the expenses for these items included in segment operating income in accordance with CAS.

5.	SEGMENT INFORMATION

At December 31, 2010, the company was aligned into two reportable segments: Gulf Coast and Newport News.

U.S. Government Sales—Revenue from the U.S. Government includes revenue from contracts for which NGSB is the prime contractor as well as those for which the company is a subcontractor and the ultimate customer is the U.S. Government. The company derives substantially all of its revenue from the U.S. Government.

Assets—Substantially all of the company's assets are located or maintained in the U.S.

Results of Operations By Segment

	Year Ended December 31
$ in millions	2010	2009	2008
Sales and Service Revenues
Gulf Coast	$3,027	$2,865	$2,848
Newport News	3,775	3,534	3,427
Intersegment eliminations	(79)	(107)	(86)

Total sales and service revenues	6,723	6,292	6,189
Operating Income (Loss)
Gulf Coast	(61)	(29)	(1,433)
Newport News	355	313	(895)

Total Segment Operating Income (Loss)	294	284	(2,328)
Non-segment factors affecting operating income (loss)
Net pension and post-retirement benefits adjustment	(49)	(88)	(25)
Deferred State Income Taxes	3	15	(1)

Total operating income (loss)	$248	$211	$(2,354)

Sales transactions between segments are generally recorded at cost.

Goodwill Impairment Charge—The operating losses for the year ended December 31, 2008, reflect goodwill impairment charges for Gulf Coast and Newport News of $1.3 billion and $1.2 billion, respectively.

Net Pension and Post-Retirement Benefits Adjustment—The net pension and post-retirement benefits adjustment reflects the difference between expenses for pension and other post-retirement benefits determined in accordance with GAAP and the expenses for these items included in segment operating income in accordance with CAS.

Other Financial Information

	December 31
$ in millions	2010	2009	2008
Assets
Gulf Coast	$2,044	$1,922	$1,817
Newport News	2,744	2,672	2,616
Corporate	415	442	327

Total assets	$5,203	$5,036	$4,760

The Corporate assets included in the table above consist only of pension and other-post retirement plan assets and deferred tax assets.

	Year Ended December 31
$ in millions	2010	2009	2008
Capital Expenditures
Gulf Coast	$52	$102	$153
Newport News	139	79	65

Total capital expenditures	$191	$181	$218

	Year Ended December 31
$ in millions	2010	2009	2008
Depreciation and Amortization
Gulf Coast	$96	$101	$110
Newport News	87	85	83

Total depreciation and amortization	$183	$186	$193

Avondale Wind Down	9 Months Ended
Sep. 30, 2011
Avondale Wind Down [Abstract]
Avondale Wind Down

4. AVONDALE WIND DOWN

In July 2010, plans were announced to consolidate the company's Ingalls operations by winding down and subsequently closing the Avondale, Louisiana facility in 2013 after completing LPD-class ships currently under construction there. Future LPD-class ships will be built in a single production line at the company's Pascagoula, Mississippi facility. The consolidation is intended to reduce costs, increase efficiency, and address shipbuilding overcapacity. Due to the consolidation, HII expects higher costs to complete ships currently under construction in Avondale due to anticipated reductions in productivity and, in the second quarter of 2010, increased the estimates to complete LPDs 23 and 25 by approximately $210 million. The company recognized a $113 million pre-tax charge to operating income for these contracts in the second quarter of 2010. HII is also exploring alternative uses of the Avondale facility, including alternative opportunities for the workforce.

In connection with and as a result of the decision to wind down shipbuilding operations at the Avondale, Louisiana facility, the company determined it would not meet certain requirements under its co-operative endeavor agreement with the State of Louisiana. Accordingly, the company recorded liabilities in 2010 to recognize this obligation and other employee severance and incentive liabilities, as well as certain asset retirement obligations which were necessitated as a result of the Avondale facility decision. In the first quarter of 2011, the company reimbursed the State of Louisiana under the co-operative endeavor agreement. In addition, the company anticipates that it will incur substantial other restructuring and facilities shutdown related costs, including but not limited to, severance, relocation expense, and asset write-downs related to the Avondale facilities. These costs are expected to be allowable expenses under government accounting standards and thus will be recoverable in future years' overhead costs. These future costs could approximate $271 million, based on management's current estimate. Such costs would be recoverable under existing flexibly priced contracts or future negotiated contracts at the Ingalls operations in accordance with the Federal Acquisition Regulation (FAR) provisions relating to the treatment of restructuring and shutdown related costs. The company is currently in discussions with the U.S. Navy regarding its cost submission to support the recoverability of these costs under the FAR and applicable contracts and this submission is subject to review and acceptance by the U.S. Navy. The Defense Contract Audit Agency (DCAA), a Department of Defense (DoD) agency, prepared an initial audit report on the company's previous cost proposal for the restructuring and shutdown related costs ($310 million), in which it stated that, in general, the proposal was not adequately supported in order for the DCAA to reach a conclusion. The DCAA also questioned approximately $25 million (approximately 8 percent) of the costs submitted by the company. The DCAA stated that it could not reach a final conclusion on the cost submission due to the then potential spin-off transaction. Accordingly, the DCAA did not accept the proposal as submitted. The company has resubmitted its updated proposal to address the concerns expressed by the DCAA and to reflect the revised estimated total cost of $271 million. Should these costs be challenged by the U. S. Navy, there are prescribed dispute resolution alternatives to resolve such a challenge and the company would likely pursue a dispute resolution process, although it will create uncertainty as to the timing and eventual allowability of the restructuring costs related to the wind down of the Avondale facility.

Ultimately, the company anticipates these discussions will result in an agreement with the U.S. Navy that is substantially in accord with management's cost recovery expectations. Accordingly, HII has treated these costs as allowable costs in determining the cost and earnings performance on its contracts in process. The actual restructuring expenses related to the wind down may be greater than the company's current estimate and any inability to recover such costs could result in a material adverse effect on the company's consolidated financial position, results of operations, or cash flows.

The company also evaluated the effect the winding down of the Avondale facilities might have on the benefit plans in which HII employees participate. HII determined that the potential impact of a curtailment in these plans was not material to its consolidated financial position, results of operations, or cash flows.

The table below summarizes the company's liability for restructuring and shut-down related costs associated with winding down the Avondale facility. As of September 30, 2011, these costs are comprised primarily of employee severance and relocation expense. These amounts were capitalized in Inventoried Costs, net, and will be recognized as expenses in cost of product sales beginning in 2013.

$ in millions	Employee Compensation	Other Accruals	Total
Balance at December 31, 2010	$27	$39	$66

Payments	(7)	(36)	(43)
Adjustments	36	(3)	33

Net Change	29	(39)	(10)

Balance at September 30, 2011	$56	$—	$56

Inventoried Costs, Net	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member]
Inventoried Costs, Net

5. INVENTORIED COSTS, NET

Inventoried costs were composed of the following:

$ in millions	September 30 2011	December 31 2010
Production costs of contracts in process	$497	$681
General and administrative expenses	18	7
Progress payments received	(134)	(481)
Raw material inventory	82	86

Total inventoried costs, net	$463	$293

8.	INVENTORIED COSTS, NET

Inventoried costs were composed of the following:

	December 31
$ in millions	2010	2009
Production costs of contracts in process	$681	$1,009
General and administrative expenses	7	14

	688	1,023
Progress payments received	(481)	(811)

	207	212
Raw material inventory	86	86

Total inventoried costs, net	$293	$298

Goodwill And Other Purchased Intangible Assets	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member]
Goodwill And Other Purchased Intangible Assets

6. GOODWILL AND OTHER PURCHASED INTANGIBLE ASSETS

Goodwill

HII performs its annual impairment test for goodwill as of November 30 each year, or more often if indicators are present. The company performed its annual impairment test as of November 30, 2010, with no indication of impairment. In connection with the spin-off, HII evaluated the company's reporting units and performed an impairment test as of March 31, 2011. There were no associated indications of impairment at the March 31, 2011 measurement date.

Goodwill is tested for impairment between annual impairment tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the company's reporting units below their carrying value. In light of the adverse equity market conditions that began in the last fiscal quarter and the resultant decline in industry market multiples and the company's market capitalization, the company decided it would be appropriate to perform an interim goodwill impairment review. That review was performed as of September 30, 2011 and necessitated a definitive goodwill impairment test.

A goodwill impairment test involves a two-step process. The first step is a comparison of each reporting unit's fair value to its carrying value, inclusive of goodwill. The company estimates fair value based on a combination of the income and market approaches. The income approach estimates the fair value of reporting units based on the future discounted cash flows. The market approach estimates the fair value of reporting units based on financial measurements from comparable industry participants.

The first step process indicated the carrying value of the company's reporting units was in excess of the company's market capitalization, with all of the excess carrying value being attributable to the Ingalls segment reporting units. The second step of the goodwill impairment test required the company to allocate the fair value of each reporting unit derived in the first step to the such reporting unit's net assets. Based upon the company's preliminary analyses, the implied fair value of the Ingalls reporting units indicated impairment of their recorded goodwill.

As of the original issuance of these condensed consolidated financial statements, HII had not completed the second step of the impairment analysis due to the complexities involved in determining the implied fair value of the goodwill of each reporting unit. However, based on the analysis performed to date, the company has concluded that an impairment loss is probable and can be reasonably estimated. Accordingly, HII recorded a $300 million preliminary non-cash goodwill impairment charge, representing the best estimate of the impairment loss, during the third quarter of 2011. The goodwill at these businesses has no tax basis, and, accordingly, there is no tax benefit to be derived from recording the impairment charge.

The company expects to finalize the goodwill impairment analysis during the fourth quarter of 2011. There could be further adjustment to the goodwill impairment charge when the goodwill impairment test is completed. Any adjustment to the preliminary estimate as a result of completing this evaluation will be recorded and disclosed in the company's financial statements for the year ending December 31, 2011.

Prior to recording the goodwill impairment charges, the company tested other long-lived assets at the impacted businesses and the carrying values of these assets were determined not to be impaired.

The changes in the carrying amounts of goodwill during 2011 are as follows:

$ in millions	Ingalls	Newport News	Total
Balance as of December 31, 2010	$488	$646	$1,134
Goodwill impairment	(300)	—	(300)

Balance as of September 30, 2011	$188	$646	$834

Accumulated goodwill impairment losses at September 30, 2011 and December 31, 2010 were $2,790 million and $2,490 million, respectively. The accumulated goodwill impairment losses at September 30, 2011 for Ingalls and Newport News were $1,578 million and $1,212 million, respectively.

Purchased Intangible Assets

The table below summarizes the company's aggregate purchased intangible assets, all of which are contract or program related intangible assets.

$ in millions	September 30 2011	December 31 2010
Gross carrying amount	$939	$939
Accumulated amortization	(367)	(352)

Net carrying amount	$572	$587

The company's remaining purchased intangible assets are subject to amortization and are being amortized on a straight-line basis over an aggregate weighted-average period of 40 years. Remaining unamortized intangible assets consist principally of amounts pertaining to nuclear-powered aircraft carrier and submarine contract intangibles whose useful lives have been estimated based on the long life cycle of the related programs. Aggregate amortization expense for the nine months ended September 30, 2011, and 2010, was $15 million and $19 million, respectively.

Expected amortization for purchased intangibles subsequent to September 30, 2011 is approximately $20 million annually through 2023, and approximately $9 million annually from 2024 through 2058.

9.	GOODWILL AND OTHER PURCHASED INTANGIBLE ASSETS

Goodwill

NGSB performs its annual impairment test for goodwill as of November 30th each year, or more often as circumstances require. The company's testing approach utilizes a discounted cash flow analysis corroborated by comparative market multiples to determine the fair value of its businesses for comparison to their corresponding book values. If the book value exceeds the estimated fair value of the business, a potential impairment is indicated and GAAP prescribes the approach for determining the impairment amount, if any. The company performed its annual impairment test as of November 30, 2010, with no indication of impairment.

In the fourth quarter of 2008, the company recorded a non-cash charge totaling $2,490 million for the impairment of goodwill. The impairment was primarily driven by adverse equity market conditions that caused a decrease in current market multiples and Northrop Grumman's stock price as of November 30, 2008. The charge reduced goodwill recorded in connection with Northrop Grumman's 2001 acquisition of Newport News Shipbuilding and the shipbuilding operations of Litton Industries. The company's accumulated goodwill impairment losses at December 31, 2010, and 2009, amounted to $2,490 million. The accumulated goodwill impairment losses at December 31, 2010 and 2009 for Gulf Coast and Newport News were $1,278 million and $1,212 million, respectively. The goodwill has no tax basis, and accordingly, there was no tax benefit to be derived from recording the impairment charge.

The carrying amount of goodwill as of December 31, 2010, was $1,134 million there were no changes to goodwill during 2009 and 2010. The carrying amounts of goodwill as of December 31, 2010 and 2009 for Gulf Coast and Newport News were $488 million and $646 million, respectively.

Prior to recording the goodwill impairment charge, NGSB tested its purchased intangible assets and other long-lived assets for impairment, and the carrying values of these assets were determined not to be impaired.

Purchased Intangible Assets

The table below summarizes the company's aggregate purchased intangible assets, all of which are contract or program related intangible assets:

	December 31
$ in millions	2010	2009
Gross carrying amount	$939	$939
Accumulated amortization	(352)	(329)

Net carrying amount	$587	$610

The company's purchased intangible assets are subject to amortization and are being amortized on a straight-line basis over an aggregate weighted-average period of 40 years. Remaining unamortized intangible assets consist principally of amounts pertaining to nuclear-powered aircraft carrier and submarine intangibles whose useful lives have been estimated based on the long life cycle of the related programs. Aggregate amortization expense for 2010, 2009, and 2008, was $23 million, $30 million, and $56 million, respectively. The 2008 amount includes $19 million of additional amortization recorded in the first quarter of 2008 associated with the events impacting LHD 8 and other Gulf Coast shipbuilding programs as described in Note 6.

Expected amortization for purchased intangibles as of December 31, 2010, is $20 million for each of the next five years.

Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member]
Debt

7. DEBT

Long-term debt consisted of the following:

$ in millions	September 30 2011	December 31 2010
Term loan due March 30, 2016	$561	$—
Senior notes due March 15, 2018, 6.875%	600	—
Senior notes due March 15, 2021, 7.125%	600	—
Mississippi economic development revenue bonds due May 1, 2024, 7.81%	84	84
Gulf opportunity zone industrial development revenue bonds due December 1, 2028, 4.55%	21	21

Total long-term debt	1,866	105
Less current portion	29	—

Long-term debt, net of current portion	$1,837	$105

Credit Facility — In connection with the spin-off, the company entered into the HII Credit Facility with third-party lenders. The Credit Facility comprises (i) a five-year term loan facility of $575 million, which was funded on March 30, 2011, and (ii) a revolving credit facility of $650 million, which may be drawn upon during a period of five years from the date of the funding. The revolving credit facility includes a letter of credit subfacility of $350 million, and a swingline loan subfacility of $100 million. The revolving credit facility will have a variable interest rate on drawn borrowings based on the London Interbank Offered Rate (LIBOR) plus a spread based upon the company's leverage ratio and a commitment fee rate on the unutilized balance based on the company's leverage ratio. The current spread is 2.5 percent and may vary between 2.0 percent and 3.0 percent. The current fee rate is 0.5 percent and may vary between 0.35 percent and 0.5 percent. As of September 30, 2011, approximately $121 million of letters of credit were issued but undrawn, and the remaining $529 million was unutilized.

The term loan facility is subject to amortization in three-month intervals from the funding date, expected to be in an aggregate amount equal to (i) 5 percent during each of the first year and the second year, (ii) 10 percent during the third year, (iii) 15 percent during the fourth year and (iv) 65 percent payable during the fifth year (of which 5 percent shall be payable on each of the first three quarterly payment dates during such year, and the balance shall be payable on the term maturity date). Loans will bear interest at a rate equal to LIBOR plus a spread of 2.5 percent (or the base rate plus 1.5 percent), which spread is expected to vary between 2.0 percent and 3.0 percent based upon changes to our leverage ratio.

The HII Credit Facility contains customary affirmative covenants, including, but not limited to, those related to the maintenance of corporate existence, compliance with applicable laws, payment of taxes, and ownership of property; and customary negative covenants, including but not limited to limitations on mergers, consolidations, liquidations and dissolutions and prepayments and modifications of subordinated debt and unsecured bonds.

Additionally, the HII Credit Facility contains certain financial covenants, which include a maximum total leverage ratio and a minimum interest coverage ratio. The non-cash goodwill charge does not impact the debt covenants and the company was in compliance with all covenants as of September 30, 2011.

Each of the company's existing and future domestic wholly-owned subsidiaries, except for those which are specifically designated as unrestricted subsidiaries, are and will be guarantors under the HII Credit Facility.

Senior Notes—In connection with the spin-off, the company issued $600 million aggregate principal amount of 6.875 percent Senior Notes due March 15, 2018 (the 2018 notes), and $600 million aggregate principal amount of 7.125 percent Senior Notes due March 15, 2021 (the 2021 notes, and, collectively, the notes) in a private offering, at par, under an indenture dated March 11, 2011, between HII and The Bank of New York Mellon, as trustee.

The terms of the senior notes limit the company's ability and the ability of certain of HII's subsidiaries to: incur additional indebtedness, create liens, pay dividends or make distributions in respect of capital stock, purchase or redeem capital stock, make investments or certain other restricted payments, sell assets, enter into transactions with stockholders or affiliates and effect a consolidation or merger.

Performance of the company's obligations pursuant to the notes, including any repurchase obligations resulting from a change of control, is unconditionally guaranteed, jointly and severally, on an unsecured basis, by each of HII's existing and future domestic restricted subsidiaries that guarantees debt under the HII Credit Facility (the Subsidiary Guarantors). The guarantees rank equally with all other unsecured and unsubordinated indebtedness of the guarantors. The Subsidiary Guarantors are each directly or indirectly 100 percent owned by HII. There are no significant restrictions on the ability of HII or any Subsidiary Guarantor to obtain funds from their respective subsidiaries by dividend or loan.

Mississippi Economic Development Revenue Bonds—As of September 30, 2011, the company had $83.7 million outstanding from the issuance of Industrial Revenue Bonds issued by the Mississippi Business Finance Corporation. These bonds accrue interest at a fixed rate of 7.81 percent per annum (payable semi-annually), and mature in 2024. While repayment of principal and interest is guaranteed by Northrop Grumman Systems Corporation, HII has agreed to indemnify Northrop Grumman Systems Corporation for any losses related to the guaranty. In accordance with the terms of the bonds, the proceeds have been used to finance the construction, reconstruction, and renovation of the company's interest in certain ship manufacturing and repair facilities, or portions thereof, located in the state of Mississippi.

Gulf Opportunity Zone Industrial Development Revenue Bonds—As of September 30, 2011, the company had $21.6 million outstanding from the issuance of Gulf Opportunity Zone Industrial Development Revenue Bonds (GO Zone IRBs) issued by the Mississippi Business Finance Corporation. The initial issuance of the GO Zone IRBs was for $200 million of principal value, and in November 2010, in connection with the anticipated spin-off, HII purchased $178 million of the bonds using the proceeds from a $178 million intercompany loan with Northrop Grumman (see Note 17). The remaining bonds accrue interest at a fixed rate of 4.55 percent per annum (payable semi-annually), and mature in 2028. In accordance with the terms of the bonds, the proceeds have been used to finance the construction, reconstruction, and renovation of the company's interest in certain ship manufacturing and repair facilities, or portions thereof, located in the state of Mississippi.

The carrying amount and the related estimated fair value of the company's total long-term debt at September 30, 2011 are shown below. The fair value of the total long-term debt was calculated based on recent trades, if available, or interest rates prevailing on debt with terms and maturities similar to the company's existing debt arrangements.

	September 30, 2011
$ in millions	Carrying Amount	Fair Value
Long-term debt	$1,866	$1,806

11.	LONG-TERM DEBT

Mississippi Economic Development Revenue Bonds—As of December 31, 2010, and 2009, the company had $83.7 million outstanding from the issuance of Industrial Revenue Bonds issued by the Mississippi Business Finance Corporation. These bonds accrue interest at a fixed rate of 7.81 percent per annum (payable semi-annually), and mature in 2024. Repayment of principal and interest is guaranteed by Northrop Grumman Systems Corporation (a wholly owned subsidiary of Northrop Grumman). In accordance with the terms of the bonds, the proceeds have been used to finance the construction, reconstruction, and renovation of the company's interest in certain ship manufacturing and repair facilities, or portions thereof, located in the state of Mississippi.

Gulf Opportunity Zone Industrial Development Revenue Bonds—As of December 31, 2010, the company had $22 million outstanding from the issuance of Gulf Opportunity Zone Industrial Development Revenue Bonds (GO Zone IRBs) issued by the Mississippi Business Finance Corporation. The initial issuance of the GO Zone IRBs was for $200 million of principal value, and in November 2010, in connection with the anticipated spin-off, NGSB, purchased $178 million of the bonds using the proceeds from a $178 million intercompany loan with Northrop Grumman (see Note 19). The remaining bonds accrue interest at a fixed rate of 4.55 percent per annum (payable semi-annually), and mature in 2028. Repayment of principal and interest is guaranteed by Northrop Grumman. In accordance with the terms of the bonds, the proceeds have been used to finance the construction, reconstruction, and renovation of the company's interest in certain ship manufacturing and repair facilities, or portions thereof, located in the state of Mississippi. Repayment of principal for the bonds listed in the table below is contractually obligated when the bonds mature in 2024 and 2028.

The carrying amounts and the related estimated fair values of the company's long-term debt at December 31, 2010, and 2009, are shown below. The fair value of the long-term debt was calculated based on recent trades, if available, or interest rates prevailing on debt with terms and maturities similar to the company's existing debt arrangements.

	2010		2009
$ in millions	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Long-term debt	$105	$128	$283	$285

Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member]
Income Taxes

8. INCOME TAXES

The company's effective tax rate on earnings from operations (excluding the 2011 non-cash goodwill impairment charge of $300 million at Ingalls, which is non-deductible for income tax purposes) for the nine months ended September 30, 2011, and 2010, was 35.1 percent and 36.8 percent, respectively. For the nine months ended September 30, 2011, and 2010, the company's effective tax rate differs from the statutory federal rate due to the domestic manufacturing deduction, the research and development credit, and other nondeductible expenditures.

In connection with the spin-off, HII entered into a Tax Matters Agreement with Northrop Grumman that governs the respective rights, responsibilities, and obligations of Northrop Grumman and the company with respect to tax liabilities and benefits, tax attributes, tax contests and other tax sharing regarding U.S. Federal, state, local and foreign income taxes, other taxes and related tax returns. The company is severally liable with Northrop Grumman for its income taxes for periods before the spin-off, and this several liability will continue after the spin-off. HII is obligated to indemnify Northrop Grumman for tax adjustments that increase the company's taxable income for periods before the spin-off and are of a nature that could result in a correlative reduction in HII's taxable income for periods after the spin-off. Northrop Grumman is obligated to indemnify HII for tax adjustments that decrease the company's taxable income for periods before the spin-off and are of a nature that could result in a correlative increase in HII's taxable income for periods after the spin-off. These payment obligations will only apply once the aggregate tax liability related to tax adjustments exceeds $5 million. Once the aggregate amount is exceeded, only the amount in excess of $5 million is required to be paid. See "Certain Relationships and Related Party Transactions—Agreements with Northrop Grumman Related to the Spin-Off—Tax Matters Agreement" in this prospectus.

The company recognizes accrued interest and penalties related to uncertain tax positions in income tax expense. The IRS is currently conducting an examination of Northrop Grumman's consolidated tax returns, of which HII was part, for the years 2007 through 2009. Open tax years related to state jurisdictions remain subject to examination. As of March 31, 2011, the date of the spin-off, the company's liability for uncertain tax positions was approximately $4 million, net of federal benefit, which relates solely to state income tax positions. Under the terms of the Separation and Distribution Agreement dated March 29, 2011, Northrop Grumman is obligated to reimburse HII for any settlement liabilities paid by HII to any government authority, which include state income taxes. Accordingly, the company has recorded a reimbursement receivable of approximately $4 million, net of federal benefit, in Other Assets related to uncertain tax positions for state income taxes as of the spin-off.

10.	INCOME TAXES

The company's earnings are entirely domestic and its effective tax rate for the year ended December 31, 2010, was 34.5 percent as compared with 29.5 percent and 27.1 percent (excluding the non-cash, non-deductible goodwill impairment charge of $2.5 billion) in 2009 and 2008, respectively. In 2010, the company's effective tax rate reflects the unfavorable impact of the elimination of certain Medicare Part D tax benefits with the passage of the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, a decrease in the manufacturer's deduction and the expiration of wage credit benefits, partially offset by the favorable impact of the settlement of the IRS' examination of Northrop Grumman's tax returns for the years 2004-2006. The company's effective tax rates also reflect tax credits and manufacturing deductions for all periods presented. As described in Note 2, current federal income tax liabilities are assumed to be immediately settled by Northrop Grumman and are relieved through the parent's equity in unit account. For current state income tax purposes, the standalone tax amounts have been computed as if they were allowable costs under the terms of the company's existing contracts in the applicable period, and, accordingly, are included in cost of product sales, cost of service revenues and corporate home office and other general and administrative expenses.

Federal income tax expense for the years ended December 31, 2010, 2009, and 2008, consisted of the following:

	Year Ended December 31
$ in millions	2010	2009	2008
Income Taxes on Operations
Federal income taxes currently payable	$89	$135	$22
Change in deferred federal income taxes	(18)	(83)	4

Total federal income taxes	$71	$52	$26

Income tax expense differs from the amount computed by multiplying the statutory federal income tax rate times the earnings (loss) before income taxes due to the following:

	Year Ended December 31
$ in millions	2010	2009	2008
Income tax expense (benefit) on operations at statutory rate	$72	$61	$(838)
Goodwill impairment			872
Manufacturing deduction	(1)	(6)	(2)
Research tax credit	(3)	(1)	(1)
Medicare Part D law change	7
Wage credit		(2)	(2)
IRS settlement	(8)
Other, net	4	—	(3)

Total federal income taxes	$71	$52	$26

Uncertain Tax Positions—During 2010, Northrop Grumman reached final approval from the IRS and the U.S. Congressional Joint Committee on Taxation of the IRS' examination of Northrop Grumman's tax returns for the years 2004-2006. As a result of this settlement, the company recognized tax benefits of $8 million as a reduction to the provision for income taxes. In connection with the settlement, the company also recorded a reduction of $10 million to its liability for uncertain tax positions, including previously accrued interest, of $2 million.

As of December 31, 2010, the estimated value of the company's uncertain tax positions, which are more-likely-than-not to be sustained on examination, was a liability of $17 million, including accrued interest of $3 million. This liability is included in other long-term liabilities in the consolidated statements of financial position. Assuming sustainment of these positions, the reversal of the amounts accrued would reduce the company's effective tax rate.

Unrecognized Tax Benefits—Unrecognized tax benefits represent the gross value of the company's tax positions that have not been reflected in the consolidated statements of operations, and include the value of the company's recorded uncertain tax positions. If the income tax benefits from federal tax positions are ultimately realized, such realization would affect the company's effective tax rate whereas the realization of state tax benefits would be recorded in cost of product sales, cost of service revenues and corporate home office and other general and administrative expenses. The changes in unrecognized tax benefits (exclusive of interest) during 2010, 2009 and 2008 are summarized in the table below:

	December 31
$ in millions	2010	2009	2008
Unrecognized tax benefits at beginning of the year	$21	$19	$26

Additions based on tax positions related to the current year		1	1
Additions for tax positions of prior years	1	1
Statute expiration			(8)
Settlement	(8)

Net change in unrecognized tax benefits	(7)	2	(7)

Unrecognized tax benefits at end of the year	$14	$21	$19

Although the company believes it has adequately provided for all tax positions, amounts asserted by taxing authorities could be greater than the company's accrued position. Accordingly, additional provisions on federal and state tax related matters could be recorded in the future as revised estimates are made or the underlying matters are effectively settled or otherwise resolved.

Deferred Income Taxes—Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and income tax purposes. Such amounts are classified in the consolidated statements of financial position as current or noncurrent assets or liabilities based upon the classification of the related assets and liabilities.

The tax effects of significant temporary differences and carryforwards that gave rise to year-end deferred federal and state tax balances, as presented in the consolidated statements of financial position, are as follows:

	December 31
$ in millions	2010	2009
Deferred Tax Assets
Retirement benefits	$404	$390
Workers' compensation	226	214
Contract accounting differences	72	79
Provisions for accrued liabilities	66	67
Stock-based compensation	24	22
Other	4	6

Gross deferred tax assets	796	778
Less valuation allowance	—	—

Net deferred tax assets	796	778

Deferred Tax Liabilities
Depreciation and amortization	372	360
Purchased intangibles	239	248

Gross deferred tax liabilities	611	608

Total net deferred tax assets	$185	$170

During 2010, the company performed a comprehensive review of the classification treatment of its deferred tax assets and liabilities and identified certain reclassifications that changed the 2009 presentation of deferred tax assets, primarily for retirement benefits and workers' compensation liabilities. Such reclassifications also increased the net current deferred tax assets and net noncurrent deferred tax liabilities previously presented as of December 31, 2009 by $35 million.

Net deferred tax assets (liabilities) as presented in the consolidated statements of financial position are as follows:

	December 31
$ in millions	2010	2009
Net current deferred tax assets	$284	$326
Net non-current deferred tax liabilities	(99)	(156)

Total net deferred tax assets	$185	$170

Earnings Per Share	9 Months Ended
Sep. 30, 2011
Earnings Per Share [Abstract]
Earnings Per Share

9. EARNINGS PER SHARE

On March 30, 2011, the record date of distribution, approximately 48.8 million shares of $0.01 par value HII common stock were distributed to Northrop Grumman stockholders. This share amount was utilized for the calculation of basic and diluted earnings per common share for the nine month period ended September 30, 2011. As no common stock of the company existed prior to March 30, 2011, basic and diluted shares for the nine month period ended September 30, 2010 are assumed to represent the outstanding shares upon separation from Northrop Grumman.

Earnings per share was calculated using net earnings as presented in the unaudited condensed consolidated statements of operations and weighted average basic and diluted share amounts as presented in the table below.

	Nine Months Ended September 30
in millions of shares	2011	2010
Weighted average number of common shares outstanding - basic	48.8	48.8
Effect of dilutive securities
Stock options	—	—
Restricted stock rights	—	—
Restricted performance stock rights	—	—

Weighted average number of common shares outstanding - diluted	48.8	48.8

The diluted share amounts presented above exclude the effects of 3.0 million shares as they would have been antidilutive for the nine month period ended September 30, 2011. Of these shares, 1.6 million shares relate to stock options, 0.7 million shares relate to restricted stock rights (RSRs), and 0.7 million shares relate to restricted performance stock rights (RPSRs).

Business Arrangements	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member]
Business Arrangements

10. BUSINESS ARRANGEMENTS

HII periodically enters into business arrangements with non-affiliated entities. These arrangements generally consist of business ventures designed to deliver collective capabilities that would not have been available to the venture's participants individually, and also provide a single point of contact during contract performance to the entity's principal customer. In some arrangements, each equity participant receives a subcontract from the business venture for a pre-determined scope of work. In other cases, the arrangements rely primarily on the assignment of key personnel to the venture from each equity participant rather than subcontracts for a specific work scope. Based on the terms of these arrangements and the relevant GAAP related to consolidation accounting for such entities, the company does not consolidate the financial position, results of operations and cash flows of these entities into its consolidated financial statements, but accounts for them under the equity method. HII has recorded operating income related to earnings from equity method investees of $17 million and $18 million in its results of operations within the cost of service revenues for the nine months ended September 30, 2011, and 2010, respectively. To the extent subcontracts are used in these arrangements, HII's subcontract activities are recorded in the same manner as sales to non-affiliated entities. The assets, liabilities, results of operations and cash flows of these collaborative entities were not material to the company's consolidated financial position, results of operations and cash flows for any period presented.

12.	BUSINESS ARRANGEMENTS

NGSB periodically enters into business arrangements with non-affiliated entities. These arrangements generally consist of joint ventures designed to deliver collective capabilities that would not have been available to the venture's participants individually, and also provide a single point of contact during contract performance to the entity's principal customer. In some arrangements, each equity participant receives a subcontract from the joint venture for a pre-determined scope of work. In other cases, the arrangements rely primarily on the assignment of key personnel to the venture from each equity participant rather than subcontracts for a specific work scope. Based on the terms of these arrangements and the relevant GAAP related to consolidation accounting for such entities, the company does not consolidate the financial position, results of operations and cash flows of these entities into its consolidated financial statements, but accounts for them under the equity method. NGSB has recorded operating income related to earnings from equity method investments of $19 million, $10 million and $1 million in its results of operations within the cost of service revenues for the years ended December 31, 2010, 2009, and 2008, respectively. To the extent subcontracts are used in these arrangements, NGSB's subcontract activities are recorded in the same manner as sales to non-affiliated entities. The assets, liabilities, results of operations and cash flows of these collaborative entities were not material to the company's consolidated financial position, results of operations and cash flows for any period presented.

Investigations, Claims, And Litigation	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member]
Investigations, Claims, And Litigation

11. INVESTIGATIONS, CLAIMS, AND LITIGATION

False Claims Act Complaint—On January 31, 2011, the U. S. Department of Justice first informed the company through Northrop Grumman of a False Claims Act complaint that the company believes was filed under seal by one or more plaintiff(s) (relator(s)) in mid-2010 in the United States District Court for the District of Columbia. The redacted copy of the complaint that the company received (Complaint) alleges that through largely unspecified fraudulent means, Northrop Grumman and the company obtained federal funds that were restricted by law for the consequences of Hurricane Katrina (Katrina), and used those funds to cover costs under certain shipbuilding contracts that were unrelated to Katrina and for which Northrop Grumman and the company were not entitled to recovery under the contracts. The Complaint seeks monetary damages of at least $835 million, plus penalties, attorneys' fees and other costs of suit. Damages under the False Claims Act may be trebled upon a finding of liability.

For several years, Northrop Grumman has pursued recovery under its insurance policies which also provided coverage to the company for property damage and business interruption losses related to Katrina. One of the insurers involved in those actions has made allegations that overlap significantly with certain of the issues raised in the Complaint, including allegations that Northrop Grumman and the company used certain Katrina related funds for losses under the contracts unrelated to the hurricane. Northrop Grumman and the company believe that the insurer's defenses, including those related to the use of Katrina funding, are without merit.

The company has agreed to cooperate with the government investigation relating to the False Claims Act Complaint. The company has been advised that the Department of Justice has not made a decision whether to intervene. Based upon a review to date of the information available to the company, the company believes that it has substantive defenses to the allegations in the Complaint. The company believes that the claims as set forth in the Complaint evidence a fundamental lack of understanding of the terms and conditions in the company's shipbuilding contracts, including the post-Katrina modifications to those contracts, and the manner in which the parties performed in connection with the contracts. Based upon a review to date of the information available to the company, the company believes that the claims as set forth in the Complaint lack merit and are not likely to result in a material adverse effect on its consolidated financial position, results of operations, or cash flows. The company intends vigorously to defend the matter, but the company cannot predict what new or revised claims might be asserted or what information might come to light and can give no assurances regarding the ultimate outcome.

U.S. Government Investigations and Claims — Departments and agencies of the U.S. Government have the authority to investigate various transactions and operations of the company, and the results of such investigations may lead to administrative, civil or criminal proceedings, the ultimate outcome of which could be fines, penalties, repayments or compensatory or treble damages. U.S. Government regulations provide that certain findings against a contractor may lead to suspension or debarment from future U.S. Government contracts or the loss of export privileges for a company or an operating division or subdivision. Suspension or debarment could have a material adverse effect on the company because of its reliance on government contracts.

In the second quarter of 2007, the U.S. Coast Guard issued a revocation of acceptance under the Deepwater Modernization Program for eight converted 123-foot patrol boats (the vessels) based on alleged "hull buckling and shaft alignment problems" and alleged "nonconforming topside equipment" on the vessels. The company submitted a written response that argued that the revocation of acceptance was improper. The Coast Guard advised Integrated Coast Guard Systems, LLC (ICGS), which was formed by Northrop Grumman and Lockheed Martin to perform the Deepwater Modernization Program, that it was seeking approximately $96 million from ICGS as a result of the revocation of acceptance. The majority of the costs associated with the 123-foot conversion effort are associated with the alleged structural deficiencies of the vessels, which were converted under contracts with the company and a subcontractor to the company. In 2008, the Coast Guard advised ICGS that the Coast Guard would support an investigation by the U.S. Department of Justice of ICGS and its subcontractors instead of pursuing its $96 million claim independently. The Department of Justice conducted an investigation of ICGS under a sealed False Claims Act complaint filed in the U.S. District Court for the Northern District of Texas and decided in early 2009 not to intervene at that time. On February 12, 2009, the District Court unsealed the complaint filed by Michael J. DeKort, a former Lockheed Martin employee, against ICGS, Lockheed Martin Corporation and the company relating to the 123-foot conversion effort. Damages under the False Claims Act are subject to trebling. On October 15, 2009, the three defendants moved to dismiss the Fifth Amended complaint. On April 5, 2010, the District Court ruled on the defendants' motions to dismiss, granting them in part and denying them in part. As to the company, the District Court dismissed conspiracy claims and those pertaining to the Command, Control, Communications, Computers, Intelligence, Surveillance, and Reconnaissance (C4ISR) systems. On October 27, 2010, the District Court entered summary judgment for the company on the relator's hull, mechanical and electrical (HM&E) allegations and continued the trial date to December 1, 2010, to allow the relator and a co defendant time to finalize a settlement. On November 10, 2010, relator acknowledged that with the dismissal of the HM&E claims, no issues remained against the company for trial and the Court subsequently vacated the December 1, 2010 trial date.

On March 28, 2011, the Court entered a final judgment dismissing Relator's claims. On April 13, 2011, Relator appealed to the U. S. Court of Appeals for the Fifth Circuit. The parties filed their respective briefs and await further proceedings with the Fifth Circuit.

Based upon the available information regarding matters that are subject to U.S. Government investigations, the company believes that the outcome of any such matters will not have a material adverse effect on its consolidated financial position, results of operations, or cash flows.

Asbestos-Related Claims—HII and its predecessors in interest are defendants in a long-standing series of cases filed in numerous jurisdictions around the country wherein former and current employees and various third party persons allege exposure to asbestos containing materials while on or associated with HII premises or while working on vessels constructed or repaired by HII. The cases allege various injuries including those associated with pleural plaque disease, asbestosis, cancer, mesothelioma, and other alleged asbestos related conditions. In some cases, in addition to the company, several of its former executive officers are also named defendants. In some instances, partial or full insurance coverage is available to the company for its liability and that of its former executive officers. Because of the varying nature of these actions, and based upon the information available to the company to date, the company believes it has substantive defenses in many of these cases but can give no assurance that it will prevail on all claims in each of these cases. The company believes that the ultimate resolution of these cases will not have a material adverse effect on its consolidated financial position, results of operations, or cash flows.

Litigation—Various claims and legal proceedings arise in the ordinary course of business and are pending against the company and its properties. Based upon the information available, the company believes that the resolution of any of these various claims and legal proceedings will not have a material adverse effect on its consolidated financial position, results of operations, or cash flows.

13.	LITIGATION

U.S. Government Investigations and Claims—Departments and agencies of the U.S. Government have the authority to investigate various transactions and operations of the company, and the results of such investigations may lead to administrative, civil or criminal proceedings, the ultimate outcome of which could be fines, penalties, repayments or compensatory or treble damages. U.S. Government regulations provide that certain findings against a contractor may lead to suspension or debarment from future U.S. Government contracts or the loss of export privileges for a company or an operating division or subdivision. Suspension or debarment could have a material adverse effect on the company because of its reliance on government contracts.

In the second quarter of 2007, the U.S. Coast Guard issued a revocation of acceptance under the Deepwater Modernization Program for eight converted 123-foot patrol boats (the vessels) based on alleged "hull buckling and shaft alignment problems" and alleged "nonconforming topside equipment" on the vessels. The company submitted a written response that argued that the revocation of acceptance was improper. The Coast Guard advised Integrated Coast Guard Systems, LLC (ICGS), which was formed by Northrop Grumman and Lockheed Martin to perform the Deepwater Modernization Program, that it was seeking approximately $96 million from ICGS as a result of the revocation of acceptance. The majority of the costs associated with the 123-foot conversion effort are associated with the alleged structural deficiencies of the vessels, which were converted under contracts with the company and a subcontractor to the company. In 2008, the Coast Guard advised ICGS that the Coast Guard would support an investigation by the U.S. Department of Justice of ICGS and its subcontractors instead of pursuing its $96 million claim independently. The Department of Justice conducted an investigation of ICGS under a sealed False Claims Act complaint filed in the U.S. District Court for the Northern District of Texas and decided in early 2009 not to intervene at that time. On February 12, 2009, the District Court unsealed the complaint filed by Michael J. DeKort, a former Lockheed Martin employee, against ICGS, Lockheed Martin Corporation and the company relating to the 123-foot conversion effort. Damages under the False Claims Act are subject to trebling. On October 15, 2009, the three defendants moved to dismiss the Fifth Amended complaint. On April 5, 2010, the District Court ruled on the defendants' motions to dismiss, granting them in part and denying them in part. As to the company, the District Court dismissed conspiracy claims and those pertaining to the C4ISR systems. On October 27, 2010, the District Court entered summary judgment for the company on DeKort's hull, mechanical and electrical ("HM&E") claims brought against the company. On November 10, 2010, the DeKort acknowledged that with the dismissal of the HM&E claims, no issues remained against the company for trial and the District Court subsequently vacated the December 1, 2010 trial. On November 12, 2010, DeKort filed a motion for reconsideration regarding the District Court's denial of his motion to amend the Fifth Amended Complaint. On November 19, 2010, DeKort filed a second motion for reconsideration regarding the District Court's order granting summary judgment on the HM&E claims. Based upon the information available to the company to date, the company believes that it has substantive defenses to any potential claims but can give no assurance that the company will prevail in this litigation.

Based upon the available information regarding matters that are subject to U.S. Government investigations, the company believes that the outcome of any such matters would not have a material adverse effect on its consolidated financial position, results of operations or cash flows.

Asbestos-Related Claims—NGSB and its predecessors in interest are defendants in a long-standing series of cases filed in numerous jurisdictions around the country wherein former and current employees and various third party persons allege exposure to asbestos-containing materials on NGSB premises or while working on vessels constructed or repaired by NGSB. Some cases allege exposure to asbestos-containing materials through contact with company employees and third persons who were on the premises. The cases allege various injuries including those associated with pleural plaque disease, asbestosis, cancer, mesothelioma and other alleged asbestos related conditions. In some cases, in addition to the company, several of its former executive officers are also named defendants. In some instances, partial or full insurance coverage is available to the company for its liability and that of its former executive officers. Because of the varying nature of these actions, and based upon the information available to the company to date, the company believes it has substantive defenses in many of these cases but can give no assurance that it will prevail on all claims in each of these cases. The company believes that the ultimate resolution of these cases will not have a material adverse effect on its consolidated financial position, results of operations or cash flows.

Litigation—Various claims and legal proceedings arise in the ordinary course of business and are pending against the company and its properties. Based upon the information available, the company believes that the resolution of any of these various claims and legal proceedings would not have a material adverse effect on its consolidated financial position, results of operations, or cash flows.

Subsequent Event—On January 31, 2011, the U.S. Department of Justice first informed Northrop Grumman and the company of a False Claims Act complaint that the company believes was filed under seal by a relator (the plaintiff) in mid-2010 in the United States District Court for the District of Columbia. The redacted copy of the complaint that the company received ("Complaint") alleges that through largely unspecified fraudulent means Northrop Grumman and the company obtained federal funds that were restricted by law for the consequences of Hurricane Katrina ("Katrina"), and used those funds to cover costs under certain shipbuilding contracts that were unrelated to Katrina and for which Northrop Grumman and the company were not entitled to recovery under the contracts. The Complaint seeks monetary damages of at least $835 million, plus penalties, attorney's fees and other costs of suit. Damages under the False Claims Act may be trebled upon a finding of liability.

For several years, Northrop Grumman has pursued recovery under its insurance policies for Katrina related property damage and business interruption losses. One of the insurers involved in those actions has made allegations that overlap significantly with certain of the issues raised in the Complaint, including allegations that Northrop and the company used certain Katrina related funds for losses under the contracts unrelated to the hurricane. Northrop Grumman and the company believe that the insurer's defenses, including those related to the use of Katrina funding, are without merit.

The company has agreed to cooperate with the government investigation relating to the False Claims Act Complaint. The company has been advised that the Department of Justice has not made a decision whether to intervene. Based upon a review to date of the information available to the company, the company believes that it has substantive defenses to the allegations in the Complaint. The company believes that the claims as set forth in the Complaint evidence a fundamental lack of understanding of the terms and conditions in the company's shipbuilding contracts, including the post-Katrina modifications to those contracts, and the manner in which the parties performed in connection with the contracts. Based upon a review to date of the information available to the company, the company believes that the claims as set forth in the Complaint lack merit and are not likely to result in a material adverse effect on its consolidated financial position. The company intends vigorously to defend the matter, but the company cannot predict what new or revised claims might be asserted or what information might come to light so can give no assurances regarding the ultimate outcome.

Commitments And Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member]
Commitments And Contingencies

12. COMMITMENTS AND CONTINGENCIES

Contract Performance Contingencies—Contract profit margins may include estimates of revenues not contractually agreed to between the customer and the company for matters such as settlements in the process of negotiation, contract changes, claims and requests for equitable adjustment for previously unanticipated contract costs. These estimates are based upon management's best assessment of the underlying causal events and circumstances, and are included in determining contract profit margins to the extent of expected recovery based on contractual entitlements and the probability of successful negotiation with the customer. As of September 30, 2011, the recognized amounts related to claims and requests for equitable adjustment are not material individually or in the aggregate.

Guarantees of Performance Obligations—From time to time in the ordinary course of business, HII may enter into joint ventures, teaming and other business arrangements to support the company's products and services as described in Note 10. The company generally strives to limit its exposure under these arrangements to its investment in the arrangement, or to the extent of obligations under the applicable contract. In some cases, however, HII may be required to guarantee performance of the arrangement and, in such cases, generally obtains cross-indemnification from the other members of the arrangement. At September 30, 2011, the company is not aware of any existing event of default that would require HII to satisfy any of these guarantees.

Quality Issues—In conjunction with a second quarter 2009 review of design, engineering and production processes at Ingalls undertaken as a result of leaks discovered in the USS San Antonio's (LPD-17) lube oil system, the company became aware of quality issues relating to certain pipe welds on ships under production as well as those that had previously been delivered. Since that discovery, the company has been working with its customer to determine the nature and extent of the pipe weld issue and its possible impact on related shipboard systems. This effort has resulted in the preparation of a technical analysis of the problem, additional inspections on the ships, a rework plan for ships previously delivered and in various stages of production, and modifications to the work plans for ships being placed into production, all of which has been done with the knowledge and support of the U.S. Navy. Incremental costs associated with the anticipated resolution of these matters that are the responsibility of the company have been reflected in the financial performance analysis and contract booking rates since the second quarter of 2009.

In the fourth quarter of 2009, certain bearing wear and debris were found in the lubrication system of the main propulsion diesel engines (MPDE) installed on LPD-21. The company is participating with the U.S. Navy and other industry participants involved with the MPDEs in a review panel established by the U.S. Navy to examine the MPDE lubrication system's design, construction, operation and maintenance for the LPD-17 class of ships. The team is focusing on identification and understanding of the root causes of the MPDE diesel bearing wear and the debris in the lubrication system and potential future impacts on maintenance costs. To date, the review has identified several potential system improvements for increasing reliability of the system. Certain changes are being implemented on ships under construction at this time and the U.S. Navy is implementing some changes on in-service ships in the class at the earliest opportunity.

In July 2010, the U.S. Navy released its report documenting the results of a Judge Advocate General's manual (JAGMAN) investigation of the failure of MPDE bearings on LPD-17 subsequent to the U.S. Navy's Planned Maintenance Availability (PMA), which was completed in October 2009. During sea trials following the completion of the U.S. Navy conducted PMA, one of the ship's MPDEs suffered a casualty as the result of a bearing failure. The JAGMAN investigation determined that the bearing failure could be attributed to a number of possible factors, including deficiencies in the acquisition process, maintenance, training, and execution of shipboard programs, as well as debris from the construction process. The company's technical personnel reviewed the JAGMAN report and provided feedback to the U.S. Navy on the report recommending that the company and the U.S. Navy perform a comprehensive review of the LPD-17 Class propulsion system design and its associated operation and maintenance procedure in order to enhance reliability. Discussions between the company and the U.S. Navy on this recommendation are ongoing.

The company and the U.S. Navy continue to work in partnership to investigate and identify any additional corrective actions to address quality issues associated with ships manufactured in the company's Ingalls shipyards and the company will implement appropriate corrective actions. The company does not believe that the ultimate resolution of the matters described above will have a material adverse effect upon its consolidated financial position, results of operations, or cash flows.

The company has also encountered various quality issues on its Aircraft Carrier construction and overhaul programs and its Virginia Class Submarine construction program at its Newport News location. These primarily involve matters related to filler metal used in pipe welds identified in 2007, and issues associated with non-nuclear weld inspection and the installation of weapons handling equipment on certain submarines, and certain purchased material quality issues identified in 2009. The company does not believe that resolution of these issues will have a material adverse effect upon its consolidated financial position, results of operations, or cash flows.

Environmental Matters—The estimated cost to complete environmental remediation has been accrued where it is probable that the company will incur such costs in the future to address environmental impacts at currently or formerly owned or leased operating facilities, or at sites where it has been named a Potentially Responsible Party (PRP) by the Environmental Protection Agency, or similarly designated by other environmental agencies, and these costs can be estimated by management. These accruals do not include any litigation costs related to environmental matters, nor do they include amounts recorded as asset retirement obligations. To assess the potential impact on the company's consolidated financial statements, management estimates the range of reasonably possible remediation costs that could be incurred by the company, taking into account currently available facts on each site as well as the current state of technology and prior experience in remediating contaminated sites. These estimates are reviewed periodically and adjusted to reflect changes in facts and technical and legal circumstances. Management estimates that as of September 30, 2011, the probable future cost for environmental remediation sites is $3 million, which is accrued in other current liabilities. Factors that could result in changes to the company's estimates include: modification of planned remedial actions, increases or decreases in the estimated time required to remediate, changes to the determination of legally responsible parties, discovery of more extensive contamination than anticipated, changes in laws and regulations affecting remediation requirements, and improvements in remediation technology. Should other PRPs not pay their allocable share of remediation costs, the company may have to incur costs in addition to those already estimated and accrued. In addition, there are some potential remediation sites where the costs of remediation cannot be reasonably estimated. Although management cannot predict whether new information gained as projects progress will materially affect the estimated liability accrued, management does not anticipate that future remediation expenditures will have a material adverse effect on the company's consolidated financial position, results of operations, or cash flows.

Financial Arrangements—In the ordinary course of business, HII uses standby letters of credit issued by commercial banks and surety bonds issued by insurance companies principally to support the company's self-insured workers' compensation plans. At September 30, 2011, there were $121 million of stand-by letters of credit issued but undrawn and $295 million of surety bonds outstanding related to HII.

U.S. Government Claims—From time to time, the U.S. Government advises the company of claims and penalties concerning certain potential disallowed costs. When such findings are presented, the company and U.S. Government representatives engage in discussions to enable HII to evaluate the merits of these claims as well as to assess the amounts being claimed. The company does not believe that the outcome of any such matters will have a material adverse effect on its consolidated financial position, results of operations, or cash flows.

14.	COMMITMENTS AND CONTINGENCIES

Contract Performance Contingencies—Contract profit margins may include estimates of revenues not contractually agreed to between the customer and the company for matters such as settlements in the process of negotiation, contract changes, claims and requests for equitable adjustment for previously unanticipated contract costs. These estimates are based upon management's best assessment of the underlying causal events and circumstances, and are included in determining contract profit margins to the extent of expected recovery based on contractual entitlements and the probability of successful negotiation with the customer. As of December 31, 2010, the recognized amounts related to claims and requests for equitable adjustment are not material individually or in the aggregate.

Guarantees of Performance Obligations—From time to time in the ordinary course of business, Northrop Grumman guaranteed performance obligations of NGSB under certain contracts. NGSB may enter into joint ventures, teaming and other business arrangements (Business Arrangements) to support the company's products and services. NGSB generally strives to limit its exposure under these arrangements to its investment in the Business Arrangement, or to the extent of obligations under the applicable contract. In some cases, however, Northrop Grumman may be required to guarantee performance of the Business Arrangement and, in such cases, generally obtains cross-indemnification from the other members of the Business Arrangement. At December 31, 2010, the company is not aware of any existing event of default that would require Northrop Grumman to satisfy any of these guarantees.

NGSB Quality Issues—In conjunction with a second quarter 2009 review of design, engineering and production processes at the Gulf Coast undertaken as a result of leaks discovered in the USS San Antonio's (LPD 17) lube oil system, the company became aware of quality issues relating to certain pipe welds on ships under production as well as those that had previously been delivered. Since that discovery, the company has been working with the U.S. Navy to determine the nature and extent of the pipe weld issue and its possible impact on related shipboard systems. This effort has resulted in the preparation of a technical analysis of the problem, additional inspections on the ships, a rework plan for ships previously delivered and in various stages of production, and modifications to the work plans for ships being placed into production, all of which has been done with the knowledge and support of the U.S. Navy. NGSB responsible incremental costs associated with the anticipated resolution of these matters have been reflected in the financial performance analysis and contract booking rates beginning with the second quarter of 2009.

In the fourth quarter of 2009, certain bearing wear and debris were found in the lubrication system of the main propulsion diesel engines (MPDE) installed on LPD 21. NGSB is participating with the U.S. Navy and other industry participants involved with the MPDEs in a review panel established by the U.S. Navy to examine the MPDE lubrication system's design, construction, operation and maintenance for the LPD 17 class of ships. The team is focusing on identification and understanding of the root causes of the MPDE diesel bearing wear and the debris in the lubrication system and potential future impacts on maintenance costs. To date the review has identified several potential system improvements for increasing the system reliability. Certain changes are being implemented on ships under construction at this time and the U.S. Navy is implementing some changes on in-service ships in the class at the earliest opportunity. The U.S. Navy has requested a special MPDE flush procedure be used on LPDs 22 through 25 under construction at the Gulf Coast shipyards. The company has informed the U.S. Navy of its position that should the U.S. Navy direct use of this new flush procedure, the company believes such direction would be a change to the contracts for all LPDs under construction, and that such a change would entitle the company to an equitable adjustment to cover the cost and schedule impacts. However, the company can give no assurance that the U.S. Navy will agree that any such direction would constitute a contract change.

In July 2010, the Navy released its report documenting the results of a Judge Advocate General's manual (JAGMAN) investigation of the failure of MPDE bearings on LPD 17 subsequent to the Navy's Planned Maintenance Availability (PMA), which was completed in October 2009. During sea trials following the completion of the Navy conducted PMA, one of the ship's MPDEs suffered a casualty as the result of a bearing failure. The JAGMAN investigation determined that the bearing failure could be attributed to a number of possible factors, including deficiencies in the acquisition process, maintenance, training, and execution of shipboard programs, as well as debris from the construction process. NGSB's technical personnel reviewed the JAGMAN report and provided feedback to the Navy on the report recommending that the company and the Navy perform a comprehensive review of the LPD 17 Class propulsion system design and its associated operation and maintenance procedure in order to enhance reliability. Discussions between the company and the Navy on this recommendation are ongoing.

The company and the U.S. Navy continue to work in partnership to investigate and identify any additional corrective actions to address quality issues associated with ships manufactured in the company's Gulf Coast shipyards and the company will implement appropriate corrective actions. The company does not believe that the ultimate resolution of the matters described above will have a material adverse effect upon its consolidated financial position, results of operations or cash flows.

The company has also encountered various quality issues on its Aircraft Carrier construction and overhaul programs and its Virginia Class Submarine construction program at its Newport News location. These primarily involve matters related to filler metal used in pipe welds identified in 2007, and in 2009, issues associated with non-nuclear weld inspection and the installation of weapons handling equipment on certain submarines, and certain purchased material quality issues. The company does not believe that resolution of these issues will have a material adverse effect upon its consolidated financial position, results of operations or cash flows.

Environmental Matters—The estimated cost to complete remediation has been accrued where it is probable that the company will incur such costs in the future to address environmental impacts at currently or formerly owned or leased operating facilities, or at sites where it has been named a Potentially Responsible Party (PRP) by the Environmental Protection Agency, or similarly designated by other environmental agencies. These accruals do not include any litigation costs related to environmental matters, nor do they include amounts recorded as asset retirement obligations. To assess the potential impact on the company's consolidated financial statements, management estimates the reasonably possible remediation costs that could be incurred by the company, taking into account currently available facts on each site as well as the current state of technology and prior experience in remediating contaminated sites. These estimates are reviewed periodically and adjusted to reflect changes in facts and technical and legal circumstances. Management estimates that as of December 31, 2010, the probable future costs for environmental remediation sites is $3 million, which is accrued in other current liabilities. Factors that could result in changes to the company's estimates include: modification of planned remedial actions, increases or decreases in the estimated time required to remediate, changes to the determination of legally responsible parties, discovery of more extensive contamination than anticipated, changes in laws and regulations affecting remediation requirements, and improvements in remediation technology. Should other PRPs not pay their allocable share of remediation costs, the company may have to incur costs in addition to those already estimated and accrued. In addition, there are some potential remediation sites where the costs of remediation cannot be reasonably estimated. Although management cannot predict whether new information gained as projects progress will materially affect the estimated liability accrued, management does not anticipate that future remediation expenditures will have a material adverse effect on the company's consolidated financial position, results of operations, or cash flows.

Collective Bargaining Agreements—The company believes that it maintains good relations with its 39,000 employees, of which approximately 50 percent are covered by 10 collective bargaining agreements. The company successfully negotiated a two-year extension to the collective bargaining agreements at its Gulf Coast locations that were to expire in 2010. It is not expected that the results of these negotiations will, either individually or in the aggregate, have a material adverse effect on the company's consolidated results of operations.

Financial Arrangements—In the ordinary course of business, Northrop Grumman uses standby letters of credit issued by commercial banks and surety bonds issued by insurance companies principally to guarantee the performance on certain contracts and to support the company's self-insured workers' compensation plans. At December 31, 2010, there were $125 million of unused stand-by letters of credit and $296 million of surety bonds outstanding related to NGSB.

U.S. Government Claims—From time to time, customers advise the company of claims and penalties concerning certain potential disallowed costs. When such findings are presented, Northrop Grumman, the company and the U.S. Government representatives engage in discussions to enable Northrop Grumman and NGSB to evaluate the merits of these claims as well as to assess the amounts being claimed. Where appropriate, provisions are made to reflect the expected exposure to the matters raised by the U.S. Government representatives and such provisions are reviewed on a quarterly basis for sufficiency based on the most recent information available. Northrop Grumman and the company do not believe that the outcome of any such matters would have a material adverse effect on its consolidated financial position, results of operations, or cash flows.

Operating Leases—Rental expense for operating leases was $44 million in 2010, $48 million in 2009, and $41 million in 2008. These amounts are net of immaterial amounts of sublease rental income. Minimum rental commitments under long-term noncancellable operating leases as of December 31, 2010, total approximately $137 million, which are payable as follows: 2011—$21 million; 2012—$20 million; 2013—$16 million; 2014—$14 million; 2015—$11 million; and thereafter—$55 million.

Impacts From Hurricanes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member]
Impacts From Hurricanes

13. IMPACTS FROM HURRICANES

In 2008, a subcontractor's operations in Texas were severely impacted by Hurricane Ike. The subcontractor produced compartments for two of the LPD amphibious transport dock ships under construction at the Ingalls shipyards. As a result of the delays and cost growth caused by the subcontractor's production delays, HII's operating income was reduced by approximately $16 million during 2008. In the first quarter of 2010, the company received $17 million in final settlement of its Hurricane Ike insurance claim, which was recorded as a reduction to cost of product sales.

In August 2005, the company's Ingalls operations were significantly impacted by Hurricane Katrina and the company's shipyards in Louisiana and Mississippi sustained significant windstorm damage from the hurricane. As a result of the storm, the company incurred costs to replace or repair destroyed or damaged assets, suffered losses under its contracts, and incurred substantial costs to clean up and recover its operations. As of the date of the storm, the company had a comprehensive insurance program that provided coverage for, among other things, property damage, business interruption impact on net profitability, and costs associated with clean-up and recovery. The company has recovered a portion of its Hurricane Katrina claim, including $62 million in recovery of lost profits in 2007. The company expects that its remaining claim will be resolved with the remaining insurer, Factory Mutual Insurance Company (FM Global) (see Note 14).

The company has full entitlement to any insurance recoveries related to business interruption impacts on net profitability resulting from these hurricanes. However, because of uncertainties concerning the ultimate determination of recoveries related to business interruption claims, in accordance with company policy no such amounts are recognized until they are resolved with the insurers. Furthermore, due to the uncertainties with respect to the company's disagreement with FM Global in relation to the Hurricane Katrina claim, no receivables for insurance recoveries from FM Global have been recognized by the company in the accompanying condensed consolidated financial statements.

In accordance with U.S. Government cost accounting regulations affecting the majority of the company's contracts, the cost of insurance premiums for property damage and business interruption coverage, other than "coverage of profit," is an allowable expense that may be charged to contracts. Because a substantial portion of the company's long-term contracts is flexibly-priced, the U.S. Government customer would benefit from a portion of insurance recoveries in excess of the net book value of damaged assets and clean-up and restoration costs paid by the company. When such insurance recoveries occur, the company is obligated to return a portion of these amounts to the U.S. Government. The U.S. Navy has verbally expressed its intention to challenge the allowability of certain post-Katrina depreciation costs charged or expected to be charged on contracts under construction in the Ingalls shipyards. It is premature to estimate the amount, if any, that the U. S. Navy will ultimately challenge. The company believes all of the replacement costs are recoverable under its insurance coverage and the amounts in question are included in the insurance claim. However, if HII is unsuccessful in its insurance recovery, the company believes there are specific rules in the CAS and FAR that would still render the depreciation on those assets allowable and recoverable through its contracts with the U.S. Navy as these replacement costs provide benefit to the U.S. Government. The company believes that its depreciation practices are in conformity with the FAR, and that, if the U.S. Navy were to challenge the allowability of such costs, the company will be able to successfully resolve this matter with no material adverse impact to the company's consolidated financial position, results of operations, or cash flows.

15.	IMPACTS FROM HURRICANES

In 2008, a subcontractor's operations in Texas were severely impacted by Hurricane Ike. The subcontractor produces compartments for two of the LPD amphibious transport dock ships under construction at the Gulf Coast shipyards. As a result of the delays and cost growth caused by the subcontractor's production delays, NGSB's operating income was reduced by approximately $16 million during 2008. In the first quarter of 2010, the company received $17 million in final settlement of its claim, which was recorded as a reduction to cost of product sales.

In August 2005, the company's Gulf Coast operations were significantly impacted by Katrina and the company's shipyards in Louisiana and Mississippi sustained significant windstorm damage from the hurricane. As a result of the storm, the company incurred costs to replace or repair destroyed or damaged assets, suffered losses under its contracts, and incurred substantial costs to clean up and recover its operations. As of the date of the storm, the company had a comprehensive insurance program that provided coverage for, among other things, property damage, business interruption impact on net profitability, and costs associated with clean-up and recovery. The company expects that its remaining claim will be resolved separately with the two remaining insurers, Factory Mutual Insurance Company (FM Global) and Munich-American Risk Partners (Munich Re) (see Note 16).

The company has full entitlement to any insurance recoveries related to business interruption impacts on net profitability resulting from these hurricanes. However, because of uncertainties concerning the ultimate determination of recoveries related to business interruption claims, no such amounts are recognized until they are resolved with the insurers. Furthermore, due to the uncertainties with respect to the company's disagreement with FM Global in relation to the Katrina claim, no receivables have been recognized by the company in the accompanying consolidated financial statements for insurance recoveries from FM Global.

In accordance with U.S. Government cost accounting regulations affecting the majority of the company's contracts, the cost of insurance premiums for property damage and business interruption coverage, other than "coverage of profit," is an allowable expense that may be charged to contracts. Because a substantial portion of long-term contracts at the shipyards is flexibly-priced, the U.S. Navy would benefit from a portion of insurance recoveries in excess of the net book value of damaged assets. When such insurance recoveries occur, the company is obligated to provide the benefit of a portion of these amounts to the government. In recent discussions, the U.S. Navy has expressed its intention to challenge the allowability of certain post-Katrina depreciation costs charged or expected to be charged on contracts under construction in the Gulf Coast shipyards. It is premature to estimate the amount, if any, that the U.S. Navy will ultimately challenge. The company believes all of the replacement costs should be recoverable under its insurance coverage and the amounts that may be challenged are included in the insurance claim. However, if NGSB is unsuccessful in its insurance recovery, the company believes there are specific rules in the CAS and FAR that should still render the depreciation on those assets allowable and recoverable through its contracts with the U.S. Navy as these replacement costs provide benefit to the government. The company believes that its depreciation practices are in conformity with the FAR, and that, if the U.S. Navy were to challenge the allowability of such costs, the company should be able to successfully resolve this matter with no material adverse effect to the company's consolidated financial position, results of operations or cash flows.

Hurricane Katrina Insurance Recoveries	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member]
Hurricane Katrina Insurance Recoveries

14. HURRICANE KATRINA INSURANCE RECOVERIES

Through Northrop Grumman, the company is pursuing legal action against an insurance provider, FM Global, arising out of a disagreement concerning the coverage of certain losses related to Hurricane Katrina (see Note 13). Legal action commenced against FM Global on November 4, 2005, which is now pending in the U.S. District Court for the Central District of California, Western Division. In August 2007, the District Court issued an order finding that the excess insurance policy provided coverage for the company's Katrina-related loss. FM Global appealed the District Court's order and on August 14, 2008, the U.S. Court of Appeals for the Ninth Circuit reversed the earlier summary judgment order in favor of Northrop Grumman's interest, holding that the FM Global excess policy unambiguously excludes damage from the storm surge caused by Hurricane Katrina under its "Flood" exclusion. The Ninth Circuit remanded the case to the District Court to determine whether the California efficient proximate cause doctrine affords the company coverage under the policy even if the Flood exclusion of the policy is unambiguous. On April 2, 2009, the Ninth Circuit denied Northrop Grumman's Petition for Rehearing and remanded the case to the District Court. On June 10, 2009, Northrop Grumman filed a motion seeking leave of court to file a complaint adding Aon Risk Services, Inc. of Southern California (Aon) as a defendant. On July 1, 2009, FM Global filed a motion for partial summary judgment seeking a determination that the California efficient proximate cause doctrine is not applicable or that it affords no coverage under the policy. On August 26, 2010, the District Court denied Northrop Grumman's motion to add Aon as a defendant to the case pending in the district court, finding that Northrop Grumman has a viable option to bring suit against Aon in state court. Also on August 26, 2010, the District Court granted FM Global's motion for summary judgment based upon California's doctrine of efficient proximate cause, and denied FM Global's motion for summary judgment based upon breach of contract, finding that triable issues of fact remained as to whether and to what extent the company sustained wind damage apart from the storm surge. On September 29, 2011, the District Court granted FM Global's motion for summary judgment to dismiss Northrop Grumman's claims for bad faith damages and for reformation holding in part that FM Global's position that no coverage existed for certain damages was not unreasonable and, thus, not in bad faith. The company intends to continue to pursue the breach of contract action against FM Global. On January 27, 2011, Northrop Grumman filed suit against Aon in the Los Angeles Superior Court seeking damages for professional negligence, breach of contract and negligent misrepresentation as well as for declaratory relief. Based on the current status of the litigation, no assurances can be made as to the ultimate outcome of this matter. However, if the company by and through Northrop Grumman is successful in its claim, the potential impact to its consolidated financial position, results of operations, or cash flows would be favorable.

During 2008, notification from Munich Re, the only remaining insurer within the primary layer of insurance coverage with which a resolution has not been reached, was received noting that it would pursue arbitration proceedings against Northrop Grumman Risk Management Inc. (NGRMI) related to approximately $19 million owed by Munich Re to NGRMI, a wholly owned subsidiary of Northrop Grumman, for certain losses related to Hurricane Katrina. An arbitration process was later invoked by Munich Re in the United Kingdom under the reinsurance contract. Northrop Grumman was subsequently notified that Munich Re was seeking reimbursement of approximately $44 million of funds previously advanced to NGRMI for payment of claim losses of which Munich Re provided reinsurance protection to NGRMI pursuant to an executed reinsurance contract, and $6 million of adjustment expenses. On November 11, 2011, Munich Re and NGRMI reached an agreement pursuant to which Munich Re agreed to withdraw and renounce with prejudice its reimbursement claim, to pay NGRMI the remaining $19 million remaining of Munich Re's limit under its reinsurance policy, and to resolve and close the arbitration process.

16.	HURRICANE KATRINA INSURANCE RECOVERIES

The company is pursuing legal action against an insurance provider, FM Global, arising out of a disagreement concerning the coverage of certain losses related to Katrina (see Note 15). Legal action commenced against FM Global on November 4, 2005, which is now pending in the U.S. District Court for the Central District of California, Western Division. In August 2007, the District Court issued an order finding that the excess insurance policy provided coverage for the company's Katrina-related loss. FM Global appealed the District Court's order and on August 14, 2008, the U.S. Court of Appeals for the Ninth Circuit reversed the earlier summary judgment order in favor of the Northrop Grumman's interest, holding that the FM Global excess policy unambiguously excludes damage from the storm surge caused by Katrina under its "Flood" exclusion. The Ninth Circuit remanded the case to the District Court to determine whether the California efficient proximate cause doctrine affords Northrop Grumman coverage under the policy even if the Flood exclusion of the policy is unambiguous. On April 2, 2009, the Ninth Circuit denied Northrop Grumman's Petition for Rehearing and remanded the case to the District Court. On June 10, 2009, Northrop Grumman filed a motion seeking leave of court to file a complaint adding Aon Risk Services, Inc. of Southern California (Aon) as a defendant. On July 1, 2009, FM Global filed a motion for partial summary judgment seeking a determination that the California efficient proximate cause doctrine is not applicable or that it affords no coverage under the policy. On August 26, 2010, the District Court denied Northrop Grumman's motion to add Aon as a defendant to the case pending in the District Court, finding that Northrop Grumman has a viable option to bring suit against Aon in state court. Also on August 26, the District Court granted FM Global's motion for summary judgment based upon California's doctrine of efficient proximate cause, and denied FM Global's motion for summary judgment based upon breach of contract, finding that triable issues of fact remained as to whether and to what extent the company sustained wind damage apart from the storm surge. Northrop Grumman believes that it is entitled to full reimbursement of its covered losses under the excess policy. The District Court has scheduled trial on the merits for April 3, 2012. On January 27, 2011, Northrop Grumman filed an action against Aon Insurance Services West, Inc., formerly known as Aon Risk Services, Inc. of Southern California, in Superior Court in California alleging breach of contract, professional negligence, and negligent misrepresentation. Based on the current status of the litigation, no assurances can be made as to the ultimate outcome of these matters. However, if either of the claims are successful, the potential effect to the company's consolidated financial position, results of operations, or cash flows would be favorable.

During 2008, notification from Munich Re, the only remaining insurer within the primary layer of insurance coverage with which a resolution has not been reached, was received noting that it will pursue arbitration proceedings against Northrop Grumman related to approximately $19 million owed by Munich Re to Northrop Grumman Risk Management Inc. (NGRMI), a wholly owned subsidiary of Northrop Grumman, for certain losses related to Katrina. An arbitration was later invoked by Munich Re in the United Kingdom under the reinsurance contract. Northrop Grumman was subsequently notified that Munich Re is seeking reimbursement of approximately $44 million of funds previously advanced to NGRMI for payment of claim losses of which Munich Re provided reinsurance protection to NGRMI pursuant to an executed reinsurance contract, and $6 million of adjustment expenses. The arbitral panel has set a hearing for November 14, 2011. Northrop Grumman and the company believe that NGRMI is entitled to full reimbursement of its covered losses under the reinsurance contract and has substantive defenses to the claim of Munich Re for return of the funds paid to date. If the matters are resolved in NGRMI's favor, then it would be entitled to the remaining $19 million owed for covered losses and it would have no further obligations to Munich Re. Payments to be made to NGRMI in connection with this matter would be for the benefit of the company and reimbursements to be made to Munich Re would be made by the company, if any.

Retirement Benefits	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member]
Retirement Benefits

15. RETIREMENT BENEFITS

Defined Benefit Pension Plans—The company participates in several defined benefit pension plans covering the majority of its employees. Pension benefits for most employees are based on the employee's years of service and compensation. It is the policy of HII to fund at least the minimum amount required for all the sponsored plans, using actuarial cost methods and assumptions acceptable under U.S. Government regulations, by making payments into separate benefit trusts.

Defined Contribution Plans—The company also sponsors 401(k) defined contribution plans in which most employees are eligible to participate, as well as certain union employees. HII contributions for most plans are based on cash matching of company employee contributions up to 4 percent of compensation. Certain union employees are covered under a target benefit plan. In addition to the 401(k) defined contribution plan, non-represented company employees hired after June 30, 2008 are eligible to participate in a HII-sponsored defined contribution program in lieu of a defined benefit pension plan.

Medical and Life Benefits—The company maintains several health care plans by which the company provides a portion of the costs for certain health and welfare benefits for a significant number of its active and retired employees. Covered employees achieve eligibility to participate in these contributory plans upon retirement from active service if they meet specified age and years of service requirements. Qualifying dependents are also eligible for medical coverage. HII reserves the right to amend or terminate the plans at any time.

The effect of the Medicare prescription drug subsidy from the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 to reduce the company's net periodic postretirement benefit cost was not material for the periods presented. The effect of the Medicare subsidy was reflected in the financial statements.

New Health Care Legislation—The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act became law during the first quarter of 2010. These new laws will impact the company's future costs of providing health care benefits to its employees beginning in 2013 and beyond. The initial passage of the laws will eliminate the company's tax benefits under the Medicare prescription drug subsidies associated with the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 beginning in 2013. The company continues to assess the extent to which the provisions of the new laws will affect its future health care and related employee benefit plan costs.

Summary Plan Results

The cost to the company of its retirement benefit plans is shown in the following table.

	Nine Months Ended September 30
	Pension Benefits		Medical and Life Benefits
$ in millions	2011	2010	2011	2010
Components of Net Periodic Benefit Cost
Service cost	$93	$95	$11	$11
Interest cost	150	136	29	29
Expected return on plan assets	(200)	(175)	—	—
Amortization of
Prior service cost (credit)	9	10	(6)	(7)
Net loss from previous years	25	28	6	6

Net periodic benefit cost	$77	$94	$40	$39

Employer Contributions—The company's cash requirements for 2011 are approximately $3 million for its nonqualified pension plans and approximately $37 million for its other post-retirement benefit plans. These contributions represent the expected payments to participants in HII's nonqualified pension plans and retiree medical and life insurance plans. For the nine months ended September 30, 2011, contributions of $1 million and $28 million have been made to the company's nonqualified pension plans and its other post-retirement benefit plans, respectively. No contributions to the qualified pension plans were made in the nine months ended September 30, 2011, and none are expected to be required for the remainder of 2011.

Most plan sponsors were subject to the minimum required contribution rules of the Pension Protection Act of 2006 (PPA) beginning in 2008. However, the PPA provides a delayed effective date for plans maintained by certain employers with revenue from defense contracts. The delayed effective date is to provide time to update the standards for government reimbursable pension costs to take into account the larger pension contributions expected to be required of employers under the new funding rules. Beginning in 2011, HII is subject to the minimum required contribution rules of the PPA. Based on the funding position of HII's qualified pension plans, the company does not expect to have any cash-required contributions under the PPA in 2011. HII will continue to evaluate the effect of the PPA on required funding levels.

Re-measurement in Connection with the Spin-Off —Effective March 30, 2011, Northrop Grumman legally separated comingled pension and medical and life plans that contained participants of both the company and other Northrop Grumman subsidiaries. As a result, the company re-measured the assets and projected benefit obligation of the separated pension and medical and life plans. The results of the re-measurement were not material to the company's consolidated financial position, results of operations, or cash flows.

17.	RETIREMENT BENEFITS

Plan Descriptions

Defined Benefit Pension Plans—The company participates in several defined benefit pension plans of Northrop Grumman covering the majority of its employees. Pension benefits for most employees are based on the employee's years of service and compensation. It is the policy of Northrop Grumman to fund at least the minimum amount required for all the sponsored plans, using actuarial cost methods and assumptions acceptable under U.S. Government regulations, by making payments into benefit trusts separate from Northrop Grumman. The pension benefit for most employees is based upon criteria whereby employees earn age and service points over their employment period.

Defined Contribution Plans—The company also participates in Northrop Grumman-sponsored 401(k) defined contribution plans in which most employees are eligible to participate, as well as certain union employees. Northrop Grumman contributions for most plans are based on a cash matching of company employee contributions up to 4 percent of compensation. Certain hourly employees are covered under a target benefit plan. In addition to the 401(k) defined contribution benefit, non-union represented company employees hired after June 30, 2008, are eligible to participate in a Northrop Grumman-sponsored defined contribution program in lieu of a defined benefit pension plan. Northrop Grumman's contributions to these defined contribution plans for company employees for the years ended December 31, 2010, 2009, and 2008, were $51 million, $50 million, and $49 million, respectively.

Medical and Life Benefits—The company participates in several health care plans of Northrop Grumman by which the company provides a portion of the costs for certain health and welfare benefits for a significant number of its active and retired employees. Covered employees achieve eligibility to participate in these contributory plans upon retirement from active service if they meet specified age and years of service requirements. Qualifying dependents are also eligible for medical coverage. Northrop Grumman reserves the right to amend or terminate the plans at any time. In November 2006, the company adopted plan amendments and communicated to plan participants that it would cap the amount of its contributions to substantially all of its remaining post retirement medical and life benefit plans that were previously not subject to limits on the company's contributions.

In addition to a medical inflation cost-sharing feature, the plans also have provisions for deductibles, co-payments, coinsurance percentages, out-of-pocket limits, conformance to a schedule of reasonable fees, the use of managed care providers, and maintenance of benefits with other plans. The plans also provide for a Medicare carve-out, and a maximum lifetime benefit of $2 million per covered individual. Effective January 1, 2011, the company elected to remove the maximum lifetime benefit cap for all company sponsored medical plans due to passage of the new health care legislation described below. Subsequent to July 1, 2003, and January 1, 2004, for Gulf Coast and Virginia operations, respectively, newly hired employees are not eligible for post employment medical and life benefits.

The effect of the Medicare prescription drug subsidy from the Medicare Prescription Drug, Improvement and Modernization Act of 2003 to reduce the company's net periodic postretirement benefit cost was not material for the periods presented and accumulated postretirement benefit obligation was $26 million and $28 million as of December 31, 2010 and 2009, respectively.

New Health Care Legislation—The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act became law during the first quarter of 2010. These new laws will impact the company's costs of providing health care benefits to its employees beginning in 2011. The initial passage of the laws will eliminate the company's tax benefits under the Medicare prescription drug subsidies associated with the Medicare Prescription Drug, Improvement and Modernization Act of 2003 beginning in 2013. The impact from the elimination of these tax benefits was recorded in the consolidated financial statements (see Note 10). The company has also begun participation in the Early Retiree Reinsurance Program (ERRP) that became effective on June 1, 2010. The company continues to assess the extent to which the provisions of the new laws will affect its future health care and related employee benefit plan costs.

Summary Plan Results

The cost to the company of its retirement benefit plans in each of the three years ended December 31 is shown in the following table:

	Pension Benefits			Medical and Life Benefits
$ in millions	2010	2009	2008	2010	2009	2008
Components of Net Periodic Benefit Cost
Service cost	$127	$114	$130	$15	$15	$14
Interest cost	182	169	156	38	40	39
Expected return on plan assets	(232)	(193)	(231)
Amortization of Prior service cost (credit)	13	13	7	(9)	(9)	(14)
Net loss from previous years	38	48	2	8	9	15

Net periodic benefit cost	$128	$151	$64	$52	$55	$54

The table below summarizes the changes in the components of unrecognized benefit plan costs for the years ended December 31, 2010, 2009, and 2008.

$ in millions	Pension Benefits	Medical and Life Benefits	Total
Changes in Unamortized Benefit Plan Costs
Change in net actuarial loss	$640	$(41)	$599
Change in prior service cost	57	31	88
Amortization of Prior service (cost) credit	(7)	14	7
Net loss from previous years	(2)	(15)	(17)
Tax (expense) benefits related to above items	(268)	4	(264)

Changes in unamortized benefit plan costs—2008	420	(7)	413

Change in net actuarial loss	(76)	(5)	(81)
Change in prior service cost (credit)	1	(1)	—
Amortization of Prior service (cost) credit	(13)	9	(4)
Net loss from previous years	(48)	(9)	(57)
Tax benefits related to above items	54	2	56

Changes in unamortized benefit plan costs—2009	(82)	(4)	(86)

Change in net actuarial loss	17	15	32
Transfers	6		6
Amortization of Prior service (cost) credit	(13)	9	(4)
Net loss from previous years	(38)	(8)	(46)
Tax benefits (expense) related to above items	11	(15)	(4)

Changes in unamortized benefit plan costs—2010	$(17)	$1	$(16)

The changes in the unamortized benefit plan costs, net of tax, are included in other comprehensive income in the consolidated statements of operations. Unamortized benefit plan costs consist primarily of net after-tax actuarial loss amounts totaling $487 million, $489 million, and $573 million as of December 31, 2010, 2009, and 2008, respectively. Net actuarial gains or losses are determined annually and principally arise from gains or losses on plan assets due to variations in the fair market value of the underlying assets, and changes in the benefit obligation due to changes in actuarial assumptions. Net actuarial gains or losses are amortized to expense in future periods when they exceed ten percent of the greater of the plan assets or projected benefit obligations by plan. The excess of gains or losses over the ten percent threshold is subject to amortization over the average future service period of employees of approximately ten years.

The following tables set forth the funded status and amounts recognized in the consolidated statements of financial position for the Northrop Grumman-sponsored defined benefit pension and retiree health care and life insurance benefit plans. Pension benefits data include the qualified plans as well as several unfunded non-qualified plans for benefits provided to directors, officers, and certain employees. The company uses a December 31 measurement date for all of its plans.

	Pension Benefits		Medical and Life Benefits
$ in millions	2010	2009	2010	2009
Change in Benefit Obligation
Benefit obligation at beginning of year	$3,062	$2,756	$677	$660
Service cost	127	114	15	15
Interest cost	182	169	38	40
Plan participants' contributions	9	5	16	15
Plan amendments		2
Actuarial loss (gain)	145	114	15	(5)
Benefits paid	(106)	(98)	(52)	(51)
Transfers	37		2
Curtailment	(14)
Other			3	3

Benefit obligation at end of year	3,442	3,062	714	677

Change in Plan Assets
Fair value of plan assets at beginning of year	2,789	2,297
Gain on plan assets	347	384
Employer contributions	105	201	33	33
Plan participants' contributions	9	5	16	15
Benefits paid	(106)	(98)	(52)	(51)
Transfers	39		1
Other			3	3

Fair value of plan assets at end of year	3,183	2,789	1	—

Funded status	$(259)	$(273)	$(713)	$(677)

Amounts Recognized in the Consolidated Statements of Financial Position
Non-current assets	$131	$116
Current liability	(9)	(10)	$(146)	$(175)
Non-current liability	(381)	(379)	(567)	(502)

The following table shows those amounts expected to be recognized in net periodic benefit cost in 2011:

$ in millions	Pension Benefits	Medical and Life Benefits
Amounts Expected to be Recognized in 2011 Net Periodic Benefit Cost
Net loss	$34	$9
Prior service cost (credit)	12	(9)

The accumulated benefit obligation allocated from all of the Northrop Grumman-sponsored defined benefit pension plans in which company employees participate was $3.2 billion and $2.8 billion at December 31, 2010, and 2009, respectively.

	Pension Benefits		Medical and Life Benefits
$ in millions	2010	2009	2010	2009
Amounts Recorded in Accumulated Other Comprehensive Loss
Net actuarial loss	$640	$654	$157	$150
Prior service cost	99	111	(38)	(46)
Income tax benefits related to above items	(287)	(298)	(56)	(40)

Unamortized benefit plan costs	$452	$467	$63	$64

Amounts for pension plans with accumulated benefit obligations in excess of fair value of plan assets associated with company employees are as follows:

	December 31
$ in millions	2010	2009
Projected benefit obligation	$2,771	$2,050
Accumulated benefit obligation	2,531	1,823
Fair value of plan assets	2,381	1,696

Plan Assumptions

On a weighted-average basis, the following assumptions were used to determine the benefit obligations and the net periodic benefit cost.

	Pension Benefits		Medical and Life Benefits
	2010	2009	2010	2009
Assumptions Used to Determine Benefit Obligation at December 31
Discount rate	5.84%	6.04%	5.58%	5.84%
Rate of compensation increase	3.43%	3.51%
Initial health care cost trend rate assumed for the next year			8.00%	7.00%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)			5.00%	5.00%
Year that the rate reaches the ultimate trend rate			2017	2014
Assumptions Used to Determine Benefit Cost for the Year Ended December 31
Discount rate	6.04%	6.25%	5.84%	6.25%
Expected long-term return on plan assets	8.50%	8.50%
Rate of compensation increase	3.51%	3.77%
Initial health care cost trend rate assumed for the next year			7.00%	7.50%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)			5.00%	5.00%
Year that the rate reaches the ultimate trend rate			2014	2014

The discount rate is generally based on the yield on high-quality corporate fixed-income investments. At the end of each year, the discount rate is primarily determined using the results of bond yield curve models based on a portfolio of high quality bonds matching the notional cash inflows with the expected benefit payments for each significant benefit plan.

The assumptions used for pension benefits are consistent with those used for retiree medical and life insurance benefits.

Through consultation with investment advisors, expected long-term returns for each of the plans' strategic asset classes were developed by Northrop Grumman. Several factors were considered, including survey of investment managers' expectations, current market data such as yields/price-earnings ratios, and historical market returns over long periods. Using policy target allocation percentages and the asset class expected returns, a weighted-average expected return was calculated.

A one-percentage-point change in the initial through the ultimate health care cost trend rates would have the following effects:

$ in millions	1-Percentage- Point Increase	1-Percentage- Point Decrease
Increase (Decrease) From Change In Health Care Cost Trend Rates To
Postretirement benefit expense	$2	$(2)
Postretirement benefit liability	18	(18)

Plan Assets and Investment Policy

The retirement benefit plans' assets in the NGSB Master Trust are invested in various asset classes that are expected to produce a sufficient level of diversification and investment return over the long term. The investment goals are to exceed the assumed actuarial rate of return over the long term within reasonable and prudent levels of risk. Liability studies are conducted on a regular basis to provide guidance in setting investment goals with an objective to balance risk. Risk targets are established and monitored against acceptable ranges.

All investment policies and procedures are designed to ensure that the plans' investments are in compliance with ERISA. Guidelines are established defining permitted investments within each asset class. Derivatives are used for transitioning assets, asset class rebalancing, managing currency risk, and for management of fixed income and alternative investments. The investment policies for most of the retirement benefit plans were changed effective January 1, 2010 and require that the asset allocation be maintained within the following ranges as of December 31, 2010:

Asset Allocation Ranges
U.S. equity	15 – 35%
International equity	10 – 30%
Long bonds	25 – 45%
2010: Real estate and other	10 – 30%

As of December 31, 2010, the assets of NGSB's retirement benefit plans were transferred into a separate NGSB Master Trust. The domestic equities, international equities and fixed income securities were transferred in-kind. For the real estate and other category, the NGSB Master Trust holds an interest in private equity, real estate, and hedge funds partnerships held in the Northrop Grumman Master Trust (NGSB Master Trust Partnership Interests). After the asset transfers, the NGSB Master Trust continues to be invested in accordance with the same investment policies and procedures described above. If the anticipated spin-off transaction discussed in Note 1 is completed, the NGSB Master Trust will be transferred to HII. In that event, the NGSB Master Trust Partnership Interests may be transferred in the form of cash. Subsequent to the anticipated spin-off transaction, the fiduciary of the NGSB retirement benefit plans may elect to change the investment policies of the NGSB Master Trust.

The table below represents the fair values of the NGSB Master Trust and the proportionate share of the fair values of NGSB's retirement benefit plans assets held in the Northrop Grumman Master Trust at December 31, 2010, by asset category. The table that follows represents the proportionate share of the fair values of NGSB's retirement benefit plan assets held in the Northrop Grumman Master Trust at December 31, 2009, by asset category. The tables also identify the level of inputs used to determine the fair value of assets in each category (see Note 1 for definition of levels). The significant amount of Level 2 investments in the tables results from including in this category investments in pooled funds that contain investments with values based on quoted market prices, but for which the funds are not valued on a quoted market basis, and fixed income securities that are valued using model based pricing services.

$ in millions	Level 1	Level 2	Level 3	Total
Asset Category
NGS B Master Trust:
Domestic equities	$789			$789
International equities	6	$590		596
Fixed income securities
Cash & cash equivalents (1)		34		34
U.S. Treasuries		268		268
Other U.S. Government Agency Securities		142		142
Non-U.S. Government Securities		32		32
Corporate debt		564		564
Asset backed		86		86
High yield debt		11	9	20
Bank loans		1		1
Interest in Northrop Grumman Master Trust:
Real estate and other Hedge funds			181	181
Private equities			232	232
Real estate			165	165
Other (2)		74		74

Fair value of plan assets as of December 31, 2010	$795	$1,802	$587	$3,184

(1)	Cash & cash equivalents are predominantly held in money market funds and include a net payable for unsettled trades at year end.
(2)	Other includes futures, swaps, options, swaptions, insurance contracts.

$ in millions	Level 1	Level 2	Level 3	Total
Asset Category
Interest in Northrop Grumman Master Trust:
Domestic equities	$507			$507
International equities	212	$218		430
Fixed income securities
Cash & cash equivalents (1)	17	272		289
U.S. Treasuries		156		156
Other U.S. Government Agency Securities		88		88
Non-U.S. Government Securities		26		26
Corporate debt		546		546
Asset backed		96		96
High yield debt		67	8	75
Bank loans		12		12
Real estate and other Hedge funds			188	188
Private equities			242	242
Real estate			127	127
Other (2)		7		7

Fair value of plan assets as of December 31, 2009	$736	$1,488	$565	$2,789

(1)	Cash & cash equivalents are predominantly held in money market funds
(2)	Other includes futures, swaps, options, swaptions, insurance contracts and net payable for unsettled trades at year end. .

At December 31, 2010 and 2009, the fair value of the plan assets of $3,184 million and $2,789 million, respectively in the tables above consisted entirely of assets for pension benefits.

The table below summarizes the changes in the fair value of the company's retirement benefit plans' assets measured using significant unobservable inputs for the years ended December 31, 2010 and 2009.

$ in millions	High Yield Debt	Hedge Funds	Private Equities	Real Estate	Total
Balance as of December 31, 2008	$6	$169	$240	$168	$583
Actual return on plan assets:
Assets still held at reporting date	2	23	(16)	(57)	(48)
Assets sold during the period		(1)		(1)	(2)
Purchases, sales, and settlements		(3)	18	17	32

Balance as of December 31, 2009	8	188	242	127	565
Actual return on plan assets:
Assets still held at reporting date	2	14	24	12	52
Assets sold during the period				(1)	(1)
Purchases, sales, and settlements		10	8	48	66
Change in asset allocation mix	(1)	(31)	(42)	(21)	(95)

Balance as of December 31, 2010	$9	$181	$232	$165	$587

Generally, investments are valued based on information in financial publications of general circulation, statistical and valuation services, records of security exchanges, appraisal by qualified persons, transactions and bona fide offers. Domestic and international equities consist primarily of common stocks and institutional common trust funds. Investments in common and preferred shares are valued at the last reported sales price of the stock on the last business day of the reporting period. Units in common trust funds and hedge funds are valued based on the redemption price of units owned by the trusts at year-end. Fair value for real estate and private equity partnerships is primarily based on valuation methodologies that include third party appraisals, comparable transactions, discounted cash flow valuation models, and public market data.

Non-government fixed income securities are invested across various industry sectors and credit quality ratings. Generally, investment guidelines are written to limit securities, for example, to no more than five percent of each trust account, and to exclude the purchase of securities issued by Northrop Grumman. The number of real estate and private equity partnerships held by the Northrop Grumman Master Trust from which NGSB's plan assets are allocated is 167 and the unfunded commitments for the trust are $1.2 billion and $1.1 billion as of December 31, 2010, and 2009, respectively. NGSB retirement benefit plans proportionate share of these unfunded commitments is approximately 11% and 13% for December 31, 2010, and 2009, respectively. For alternative investments that cannot be redeemed, such as limited partnerships, the typical investment term is ten years. For alternative investments that permit redemptions, such redemptions are generally made quarterly and require a 90-day notice. The company is generally unable to determine the final redemption amount until the request is processed by the investment fund and therefore categorizes such alternative investments as Level 3 assets.

At December 31, 2010, and 2009, the defined benefit pension trust did not hold any Northrop Grumman common stock.

In 2011, the required minimum funding level is expected to be approximately $2 million to the company's retirement benefit plans and approximately $37 million to the company's other post-retirement benefit plans.

It is not expected that any assets will be returned to the company from the benefit plans during 2011.

Benefit Payments

The following table reflects estimated future benefit payments, based upon the same assumptions used to measure the benefit obligation, and includes expected future employee service, as of December 31, 2010:

$ in millions	Pension Plans	Medical and Life Plans
Year Ending December 31
2011	$116	$37
2012	129	38
2013	146	42
2014	162	46
2015	177	50
2016 through 2020	1,138	294

Stock Compensation Plans	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member]
Stock Compensation Plans

16. STOCK COMPENSATION PLANS

Effect of the Spin-Off

Prior to the spin-off, HII's current and former employees participated in certain of Northrop Grumman's stock-based award plans (the Northrop Grumman Plan). As of the date of the spin-off, the shares, options, and rights under the Northrop Grumman Plan were converted to shares, options, and rights under the 2011 Plan. The conversion was effected so that the outstanding stock-based awards held by the company's current and former employees on the Distribution Date were adjusted to reflect the value of the distribution such that the intrinsic value of such awards was not diluted at the time of, and due to, the separation. This was achieved using the conversion rate stated in Note 1. Unless otherwise stated, share amounts and share prices detailed below have been retroactively adjusted to reflect the impact of the conversion. The company measured the fair value of the awards immediately before and after the conversion, and there is no related incremental compensation expense associated with the conversion.

The following is a description of those Northrop Grumman Plan awards, which were converted into awards under the 2011 Plan.

Converted Stock Options—As of the date of the spin-off, outstanding options held by HII's current and former employees under the Northrop Grumman Plan were converted to options of HII under the 2011 Plan. Based on the conversion factor of 1.65, as determined in the spin-off agreement, approximately 1.0 million options in the Northrop Grumman Plan were converted into approximately 1.6 million options in the 2011 Plan. Of the 1.6 million options issued under the 2011 Plan, approximately 1.4 million were fully vested at the time of conversion. The cumulative intrinsic value of the options at conversion was maintained in the conversion, and totaled $15 million at March 31, 2011. At September 30, 2011, the unrecognized compensation expense related to unvested options converted was $1 million, which will be recognized over a weighted average period of 1.2 years. There were no additional options granted during the nine months ended September 30, 2011.

A summary of the status of the company's stock option awards at September 30, 2011 is presented below.

	Shares Under Option (in thousands)	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value ($ in millions)
Outstanding at September 30, 2011	1,596	$33.24	3.2 years	—
Exercisable at September 30, 2011	1,363	$33.40	2.9 years	—

Converted Restricted Stock Awards—As of the date of the spin-off, outstanding RPSRs in the Northrop Grumman Plan were converted to RPSRs of HII under the 2011 Plan. Under the Northrop Grumman Plan, those rights were subject to performance criteria which impact the ultimate number of shares that vest. Upon conversion, the performance factors for approximately 0.7 million stock rights were fixed based on the achievement of pre-spin-off targets under the Northrop Grumman Plan, and continue to vest only based on continued service of the employee holder. Of these shares, 0.7 million are outstanding at September 30, 2011. Upon conversion, approximately 0.5 million converted stock rights are subject to continued performance targets established by the company. Of these shares, 0.5 million are outstanding at September 30, 2011.

The 2011 Plan

The 2011 Plan was approved by the HII Board of Directors effective March 31, 2011. The 2011 Plan allows for grants to employees of three general types: stock options, stock appreciation rights (SARs), and other stock awards. Each stock option grant is made with an exercise price of not less than 100 percent of the closing price of HII's stock on the date of grant (market options), with the exception of those options issued in exchange for Northrop Grumman stock options. Stock awards, in the form of restricted performance stock rights and restricted stock rights, are granted to key employees without payment to the company. The fair value of the performance-based stock awards is determined based on the closing market price of HII's common stock on the grant date. For purposes of measuring compensation expense, the number of shares ultimately expected to vest is estimated at each reporting date based on management's expectations regarding the relevant performance criteria, or service criteria.

In the first nine months of 2011, in addition to those grants under the plan related to the converted awards discussed above, the company issued new awards under the 2011 Plan as follows:

Restricted Performance Stock Rights (RPSRs)—On March 31, 2011, the company granted 0.5 million rights at a share price of $41.50. These rights are subject to cliff vesting based on service over 2 years and 9 months from the date of grant, as well as the achievement of performance based targets at the end of the same period. Based upon the company's results measured against such targets, between 0 percent and 200 percent of the original stated grant will ultimately vest.

Restricted Stock Rights (RSRs)—In connection with the spin off, retention stock awards were granted to key employees to ensure a successful transition and business continuity. On March 31, 2011, the company granted 0.7 million restricted stock rights at a share price of $41.50 with cliff vesting on the third anniversary of the grant.

A summary of the status of the company's stock awards at September 30, 2011 is presented below.

Outstanding at September 30, 2011	Stock Awards (in thousands)	Weighted-Average Grant Date Fair Value	Weighted Average Remaining Contractual Term
Converted restricted stock awards	1,237	$31.72	0.7 years
New restricted stock awards	1,206	$41.33	2.3 years

Total stock awards	2,443	$36.46	1.5 years

Compensation Expense

Total stock-based compensation recorded by HII for the value of the awards granted to company employees and non-employee members of the Board of Directors for the nine months ended September 30, 2011, and 2010, was $26 million and $12 million, respectively, of which less than $1 million related to stock options as of each period end and $26 million and $11 million related to stock awards, respectively.

Tax benefits recognized in the unaudited condensed consolidated statements of operations for stock-based compensation during each of the nine months ended September 30, 2011, and 2010, were $9 million and $4 million, respectively.

Unrecognized Compensation Expense

At September 30, 2011, there was $1 million of unrecognized compensation expense related to unvested stock option awards, which will be recognized over a weighted average period of 1.2 years. In addition, there was $21 million of unrecognized compensation expense associated with the 2011 RSRs, which will be recognized over a period of 2.5 years.

At September 30, 2011, there was $13 million of unrecognized compensation expense associated with the RPSRs converted as part of the spin-off, which will be recognized over a weighted average period of 0.7 years. In addition, there was $15 million of unrecognized expense associated with the 2011 RPSRs which will be recognized over a period of 2.3 years.

18.	STOCK COMPENSATION PLANS

Plan Descriptions

The company participates in certain of Northrop Grumman's stock-based award plans. At December 31, 2010, company employees had stock-based compensation awards outstanding under the Northrop Grumman-sponsored 2001 Long-Term Incentive Stock Plan (2001 LTISP). This plan was approved by Northrop Grumman's shareholders. Northrop Grumman has historically issued new shares to satisfy award grants.

The 2001 LTISP plan permit grants to key employees of three general types of stock incentive awards of Northrop Grumman's common stock: stock options, stock appreciation rights (SARs), and stock awards. Each stock option grant is made with an exercise price at the closing price of Northrop Grumman's stock on the date of grant (market options). Outstanding stock options granted prior to 2008 generally vest in 25 percent increments over four years from the grant date under the 2001 LTISP, and grants outstanding expire ten years after the grant date. Stock options granted in 2008 and later vest in 33 percent increments over three years from the grant date, and grants outstanding expire seven years after the grant date. No SARs have been granted under the 2001 LTISP. Stock awards, in the form of restricted performance stock rights and restricted stock rights, are granted to key employees without payment to the company.

Under the 2001 LTISP, recipients of restricted performance stock rights earn shares of Northrop Grumman's stock, based on financial metrics determined by Northrop Grumman's Board of Directors in accordance with the plan. For grants prior to 2007, if the objectives have not been met at the end of the applicable performance period, a substantial portion of the original grant will be forfeited. If the financial metrics are met or exceeded during the performance period, all recipients can earn up to 150 percent of the original grant. Beginning in 2007, all recipients could earn up to 200 percent of the original 2007 grant if financial metrics are exceeded. Restricted stock rights issued under either plan generally vest after three years. Termination of employment can result in forfeiture of some or all of the benefits extended.

Compensation Expense

Total stock-based compensation allocated to NGSB by Northrop Grumman for the value of such awards granted to company employees for the years ended December 31, 2010, 2009, and 2008, was $16 million, $11 million, and $13 million, respectively, of which $1 million, $1 million, and $1 million related to stock options and $15 million, $10 million, and $11 million, related to stock awards, respectively. Tax benefits recognized in the consolidated statements of operations for stock-based compensation during the years ended December 31, 2010, 2009, and 2008, were $6 million, $5 million, and $5 million, respectively. The amount of Northrop Grumman shares issued to satisfy stock-based compensation awards are recorded by Northrop Grumman and, accordingly, are not reflected in NGSB's consolidated financial statements.

Unrecognized Compensation Expense

At December 31, 2010, there was $26 million of unrecognized compensation expense related to unvested awards granted under Northrop Grumman's stock-based compensation plans for company employees, of which $2 million related to stock options and $24 million related to stock awards. These amounts are expected to be charged to expense over a weighted-average period of 1.3 years.

Stock Options

The fair value of each of Northrop Grumman's stock option awards is estimated on the date of grant using a Black-Scholes option-pricing model that uses the assumptions noted in the table below. The fair value of Northrop Grumman's stock option awards is expensed on a straight-line basis over the vesting period of the options, which is generally three to four years. Expected volatility is based on an average of (1) historical volatility of Northrop Grumman's stock and (2) implied volatility from traded options on Northrop Grumman's stock. The risk-free rate for periods within the contractual life of the stock option award is based on the yield curve of a zero-coupon U.S. Treasury bond on the date the award is granted with a maturity equal to the expected term of the award. Northrop Grumman uses historical data to estimate future forfeitures. The expected term of awards granted is derived from historical experience under Northrop Grumman's stock-based compensation plans and represents the period of time that awards granted are expected to be outstanding.

The significant weighted-average assumptions used by Northrop Grumman relating to the valuation of Northrop Grumman's stock options for the years ended December 31, 2010, 2009, and 2008, was as follows:

	2010	2009	2008
Dividend yield	2.9%	3.6%	1.8%
Volatility rate	25%	25%	20%
Risk-free interest rate	2.3%	1.7%	2.8%
Expected option life (years)	6	5 & 6	6

Northrop Grumman generally grants stock options exclusively to executives, and the expected term of six years is based on these employees' historical exercise behavior. In 2009, Northrop Grumman granted options to non-executives and assigned an expected term of five years for valuing these options. Northrop Grumman and the company believe that this stratification of expected terms best represents future expected exercise behavior between the two employee groups

The weighted-average grant date fair value of Northrop Grumman's stock options granted during the years ended December 31, 2010, 2009, and 2008, was $11, $7, and $15, per share, respectively.

Stock option activity for the year ended December 31, 2010, was as follows:

	Shares Under Option (in thousands)	Weighted- Average Exercise Price	Weighted-Average Remaining Contractual Term	Aggregate Intrinsic Value ($ in millions)
Outstanding at January 1, 2010	1,139	$53	4 years	$6
Granted	123	60
Exercised	(91)	46
Cancelled and forfeited	(10)	42

Outstanding at December 31, 2010	1,161	$54	3.5 years	$14

Vested and expected to vest in the future at December 31, 2010	1,148	$54	3.5 years	$13

Exercisable at December 31, 2010	891	$54	2.9 years	$11

The intrinsic value of options exercised during the years ended December 31, 2010, 2009, and 2008, was $2 million, zero, and $2 million, respectively. Intrinsic value is measured using the fair market value at the date of exercise (for options exercised) or at December 31 for the applicable year (for outstanding options), less the applicable exercise price.

Stock Awards

The fair value of stock awards is determined based on the closing market price of Northrop Grumman's common stock on the grant date. Compensation expense for stock awards is measured at the grant date based on fair value and recognized over the vesting period. For purposes of measuring compensation expense, the amount of shares ultimately expected to vest is estimated at each reporting date based on management's expectations regarding the relevant performance criteria.

Stock award activity for the year ended December 31, 2010, is presented in the table below. Vested awards include stock awards fully vested during the year and net adjustments to reflect the final performance measure for issued shares.

	Stock Awards (in thousands)	Weighted-Average Grant Date Fair Value	Weighted-Average Remaining Contractual Term
Outstanding at December 31, 2009	436	$58	1.6 years
Granted	272	60
Vested	(142)	82
Forfeited	(11)	52

Outstanding at December 31, 2010	555	$53	1.5 years

During the year ended December 31, 2010, 136,000 shares of Northrop Grumman's common stock were issued to company employees in settlement of prior year stock awards that were fully vested, with a total value upon issuance of $8 million and a grant date fair value of $10 million. During the year ended December 31, 2009, 284,000 shares of Northrop Grumman's common stock were issued to company employees in settlement of prior year stock awards that were fully vested, with a total value upon issuance of $13 million and a grant date fair value of $19 million. During the year ended December 31, 2008 348,000 shares were issued to company employees in settlement of prior year stock awards that were fully vested, with a total value upon issuance of $19 million and a grant date fair value of $28 million. The differences between the fair values at issuance and the grant date fair values reflect the effects of the performance adjustments and changes in the fair market value of the company's common stock.

In 2011, Northrop Grumman expects, upon approval of the Compensation Committee of the Board of Directors, to issue to company employees an additional 142,000 shares of common stock that vested as of December 31 2010, with a grant date fair value of $11 million.

Related Party Transactions And Former Parent Company Equity	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member]
Related Party Transactions And Former Parent Company Equity

17. RELATED PARTY TRANSACTIONS AND FORMER PARENT COMPANY EQUITY

Allocation of General Corporate Expenses–Pre-Spin-Off

The consolidated financial statements for the nine months ended September 30, 2010 and the period from January 1, 2011 to March 30, 2011, the date of the spin-off, reflect an allocation of general corporate expenses from Northrop Grumman. These costs have historically been allocated to HII's contracts, unless prohibited by the FAR, and generally fall into one of the following categories:

Northrop Grumman management and support services—This category includes costs for functions such as human resources, treasury, risk management, internal audit, finance, tax, legal, executive office and other administrative support. Human resources, employee benefits administration, treasury and risk management are generally allocated to the company based on relative gross payroll dollars; internal audit is generally allocated based on audit hours incurred related to the company; and the remaining costs are generally allocated using a three-factor-formula that considers the company's relative amounts of revenues, payroll and average asset balances as compared to the total value of these factors for all Northrop Grumman entities utilizing these support services (the Three Factor Formula). The unaudited condensed consolidated financial statements include Northrop Grumman management and support services allocations totaling $32 million and $84 million for the nine months ended September 30, 2011, and 2010, respectively.

Shared services and infrastructure costs—This category includes costs for functions such as information technology support, systems maintenance, telecommunications, procurement and other shared services while HII was a subsidiary of Northrop Grumman. These costs are generally allocated to the company using the Three Factor Formula or based on usage. The unaudited condensed consolidated statement of operations reflects shared services and infrastructure costs allocations totaling $80 million and $242 million for the nine months ended September 30, 2011 and 2010, respectively.

Northrop Grumman-provided benefits—This category includes costs for group medical, dental and vision insurance, 401(k) savings plan, pension and postretirement benefits, incentive compensation and other benefits. These costs are generally allocated to the company based on specific identification of the benefits provided to company employees participating in these benefit plans. The unaudited condensed consolidated financial statements include Northrop Grumman-provided benefits allocations totaling $169 million and $544 million for the nine months ended September 30, 2011, and 2010, respectively.

Management believes that the methods of allocating these costs are reasonable, consistent with past practices, and in conformity with cost allocation requirements of CAS or the FAR.

Northrop Grumman Transitional Services – Post-Spin-Off

In connection with the spin-off, HII entered into a Transition Services Agreement with Northrop Grumman, under which Northrop Grumman or certain of its subsidiaries will provide HII with certain services for a limited time to help ensure an orderly transition following the distribution.

Under the Transition Services Agreement, Northrop Grumman will provide certain enterprise shared services (including information technology, resource planning, financial, procurement and human resource services), benefits support services and other specified services to HII. These services will be provided at cost and are planned to extend generally for a period of six to twelve months after the spin-off. See "Certain Relationships and Related Party Transactions—Agreements with Northrop Grumman Related to the Spin-Off—Transition Services Agreement" in this prospectus. Costs incurred for these services under the Transition Services Agreement were approximately $61 million for the nine months ended September 30, 2011.

Related Party Sales and Cost of Sales

Prior to the spin-off, HII purchased and sold certain products and services from and to other Northrop Grumman businesses. Purchases of products and services from these affiliated entities, which were recorded at cost, were $44 million and $70 million for the nine months ended September 30, 2011, and 2010, respectively. Sales of products and services to these entities were $1 million and $9 million for the nine months ended September 30, 2011, and 2010, respectively.

Notes Payable to Former Parent

Immediately prior to the spin-off on March 30, 2011, and as of December 31, 2010, the company had $715 million of promissory notes outstanding with Northrop Grumman. These notes were issued in conjunction with Northrop Grumman's purchase of Newport News Shipbuilding in 2001 and the tender and purchase of $178 million of the GO Zone IRBs in November 2010 discussed in Note 7. These notes were payable on demand and included $537 million of principal with an annual interest rate of 5 percent and $178 million of principal with an annual interest rate of 4.55 percent. Accrued and unpaid interest totaled $248 million and $239 million as of March 30, 2011, and December 31, 2010, respectively. Intercompany interest expense is included in interest expense in the condensed consolidated statements of operations in the amounts $9 million and $20 million for the nine months ended September 30, 2011, and 2010, respectively.

In connection with the spin-off, the intercompany debt and accrued interest thereon in their entirety were contributed to the company's additional paid-in capital by Northrop Grumman. As of September 30, 2011, no borrowing or lending relationship exists between Northrop Grumman and HII.

Former Parent's Equity in Unit

Transactions between HII and Northrop Grumman prior to the spin-off have been included in the unaudited condensed consolidated financial statements and were effectively settled for cash at the time the transaction was recorded. The net effect of the settlement of these transactions is reflected as Former Parent's Equity in Unit in the unaudited condensed consolidated statements of position.

19.	RELATED PARTY TRANSACTIONS AND PARENT COMPANY EQUITY

Allocation of General Corporate Expenses

The consolidated financial statements reflect an allocation of general corporate expenses from Northrop Grumman, including allowable and unallowable costs as defined by the FAR. The allowable portion of these costs have historically been allocated to NGSB's contracts, unless prohibited by the FAR. These costs generally fall into one of the following categories:

Northrop Grumman management and support services—This category includes costs for functions such as human resources, treasury, insurance risk management, internal audit, finance, tax, legal, executive office and other administrative support. Human resources, employee benefits administration, treasury and insurance risk management are generally allocated to the company based on relative gross payroll dollars; internal audit is generally allocated based on audit hours incurred related to the company; and the remaining costs are generally allocated using a three-factor-formula that considers the company's relative amounts of revenues, payroll and average asset balances as compared to the total value of these factors for all Northrop Grumman entities utilizing these support services (the Three Factor Formula). The consolidated financial statements include Northrop Grumman management and support services allocations totaling $115 million, $82 million, and $95 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Shared services and infrastructure costs—This category includes costs for functions such as information technology support, systems maintenance, telecommunications, procurement and other shared services. These costs are generally allocated to the company using the Three Factor Formula or based on usage. The consolidated statement of operations reflects shared services and infrastructure costs allocations totaling $325 million, $325 million and $323 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Northrop Grumman-provided benefits—This category includes costs for group medical, dental and vision insurance, 401(k) savings plan, pension and postretirement benefits, incentive compensation and other benefits. These costs are generally allocated to the company based on specific identification of the benefits provided to company employees participating in these benefit plans. The consolidated financial statements include Northrop Grumman-provided benefits allocations totaling $725 million, $680 million and $637 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Management believes that the methods of allocating these costs are reasonable, consistent with past practices, and in conformity with cost allocation requirements of CAS or the FAR.

Related Party Sales and Cost of Sales

NGSB purchases and sells products and services from other Northrop Grumman businesses. Purchases of products and services from these affiliated entities, which were recorded at cost, were $97 million, $100 million, and $73 million in 2010, 2009, and 2008, respectively. Sales of products and services to these entities were $8 million, $9 million, and $8 million in 2010, 2009, and 2008, respectively. No intercompany trade receivables or payables were outstanding as of the years ended December 31, 2010, and 2009.

Notes Payable to Parent

The company had $715 million and $537 million of promissory notes outstanding with Northrop Grumman as of December 31, 2010 and 2009, respectively. These notes were issued in conjunction with Northrop Grumman's purchase of Newport News Shipbuilding in 2001 and the tender and purchase of $178 million of the GO Zone IRBs in November 2010 discussed in Note 11. These notes are payable on demand and include $537 million of principal with an annual interest rate of 5% and $178 million of principal with an annual interest rate of 4.55%. None of the notes require periodic payments. Accrued and unpaid interest totaled $239 million and $212 million for the years ended December 31, 2010, and 2009, respectively. Intercompany interest expense of $27 million for each of the years ended December 31, 2010, 2009, and 2008 is included in interest expense in the consolidated statements of operations.

Parent's Equity in Unit

Intercompany transactions between NGSB and Northrop Grumman have been included in these consolidated financial statements and are considered to be effectively settled for cash at the time the transaction is recorded. The net effect of the settlement of these transactions is reflected as parent's equity in unit in the consolidated statements of financial position.

Subsidiary Guarantors	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member]
Subsidiary Guarantors

18. SUBSIDIARY GUARANTORS

Performance of the company's obligations pursuant to the notes, including any repurchase obligations resulting from a change of control, is unconditionally guaranteed, jointly and severally, on an unsecured basis, by each of HII's existing and future domestic restricted subsidiaries that guarantees debt under the HII Credit Facility (the "Subsidiary Guarantors"). The guarantees rank equally with all other unsecured and unsubordinated indebtedness of the Subsidiary Guarantors. The Subsidiary Guarantors are each directly or indirectly 100 percent owned by HII.

Prior to the spin-off of HII from Northrop Grumman, Northrop Grumman conducted an internal reorganization, effective on March 30, 2011, resulting in the company's current organizational structure, which consists of HII as direct or indirect parent of all of the Subsidiary Guarantors. Prior to this internal reorganization, HII had no independent assets or operations and no subsidiaries. Accordingly, for all periods ended prior to March 30, 2011, the consolidated financial information of the company is attributable entirely to the Subsidiary Guarantors.

Set forth below are the company's condensed consolidated statements of financial position as of September 30, 2011 and the condensed consolidated statements of operations and cash flows for the nine months then ended.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Nine Months Ended September 30, 2011
$ in millions	Huntington Ingalls Industries, Inc.	Subsidiary Guarantors	Eliminations	Consolidated
Sales and service revenues
Product sales	$—	$4,201	$—	$4,201
Service revenues	—	639	—	639

Total sales and service revenues	—	4,840	—	4,840

Cost of sales and service revenues
Cost of product sales	—	3,543	—	3,543
Cost of service revenues	—	540	—	540
General and administrative expenses	—	471	—	471
Goodwill impairment	—	300	—	300

Operating loss	—	(14)	—	(14)
Interest expense	(62)	(13)	—	(75)
Equity in loss of subsidiaries	(124)	—	124	—

Earnings (loss) from operations before income taxes	(186)	(27)	124	(89)
Federal income taxes	(23)	97	—	74

Net earnings (loss)	$(163)	$(124)	$124	$(163)

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	Nine Months Ended September 30, 2011
$ in millions	Huntington Ingalls Industries, Inc.	Subsidiary Guarantors	Eliminations	Consolidated
Assets
Current Assets
Cash and cash equivalents	$536	$—	$—	$536
Accounts receivable, net	—	781	—	781
Inventoried costs, net	—	463	—	463
Deferred income taxes	—	268	—	268
Prepaid expenses and other current assets	—	34	—	34

Total current assets	536	1,546	—	2,082

Property, plant, and equipment, net	—	1,979	—	1,979

Other Assets
Goodwill	—	834	—	834
Other purchased intangibles, net of accumulated amortization of $367 in 2011	—	572	—	572
Pension plan asset	—	143	—	143
Debt issuance costs	50	—	—	50
Miscellaneous other assets	—	55	—	55
Investment in subsidiaries	2,623	—	(2,623)	—
Intercompany receivables	—	287	(287)	—

Total other assets	2,673	1,891	(2,910)	1,654

Total assets	$3,209	$5,416	$(2,910)	$5,715

Liabilities and Equity
Current Liabilities
Trade accounts payable	$1	$286	$—	$287
Current portion of long-term debt	29	—	—	29
Current portion of workers' compensation liabilities	—	198	—	198
Accrued interest on notes payable to former parent	—	—	—	—
Current portion of post-retirement plan liabilities	—	145	—	145
Accrued employees' compensation	—	190	—	190
Advance payments and billings in excess of costs incurred	—	85	—	85
Provision for contract losses	—	31	—	31
Other current liabilities	5	237	—	242

Total current liabilities	35	1,172	—	1,207

Long-term debt	1,732	105	—	1,837
Other post-retirement plan liabilities	—	579	—	579
Pension plan liabilities	—	420	—	420
Workers' compensation liabilities	—	353	—	353
Deferred tax liabilities	—	113	—	113
Other long-term liabilities	—	51	—	51
Intercompany liabilities	287	—	(287)	—

Total liabilities	2,054	2,793	(287)	4,560

Commitments and Contingencies (Note 12)
Shareholders' Equity
Common stock, $0.01 par value; 150,000,000 shares authorized; issued and outstanding as of September 30, 2011: 48,808,341	—	—	—	—
Additional paid-in capital	1,318	3,277	(2,747)	1,848
Former parent's equity in unit	—	—	—	—
Accumulated deficit	(163)	(171)	124	(210)
Accumulated other comprehensive loss	—	(483)	—	(483)

Total shareholders' equity	1,155	2,623	(2,623)	1,155

Total liabilities and shareholders' equity	$3,209	$5,416	$(2,910)	$5,715

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30, 2011
$ in millions	Huntington Ingalls Industries, Inc.	Subsidiary Guarantors	Eliminations	Consolidated
Net cash provided by (used in) operating activities	(29)	83	—	54

Investing Activities
Additions to property, plant, and equipment	—	(119)	—	(119)

Net cash used in investing activities	—	(119)	—	(119)

Financing Activities
Proceeds from issuance of long-term debt	1,775	—	—	1,775
Repayment of long-term debt	(14)	—	—	(14)
Debt issuance costs	(54)	—	—	(54)
Repayment of notes payable to former parent and accrued interest	—	(954)	—	(954)
Dividend to former parent in connection with spin-off	(1,429)	—	—	(1,429)
Proceeds from stock option exercises and issuance of common stock	1	—	—	1
Net transfers from former parent	—	1,276	—	1,276
Cash sweep/funding by parent	286	(286)	—	—

Net cash provided by (used in) financing activities	565	36	—	601

Increase in cash and cash equivalents	536	—	—	536
Cash and cash equivalents, beginning of period	—	—	—	—

Cash and cash equivalents, end of period	$536	$—	$—	$536

21.	SUPPLEMENTAL GUARANTOR INFORMATION

On March 29, 2011, Huntington Ingalls Industries, Inc. (HII) entered into a Separation and Distribution Agreement (the Separation Agreement) with Northrop Grumman, and Northrop Grumman's subsidiaries (Northrop Grumman Shipbuilding, Inc. and Northrop Grumman Systems Corporation), pursuant to which HII was legally and structurally separated from Northrop Grumman and retained the operations of NGSB.

Pursuant to the terms of the Separation Agreement, (i) Northrop Grumman completed a corporate reorganization to create a new holding company structure, (ii) HII and Northrop Grumman effected certain transfers of assets and assumed certain liabilities so that each of HII and Northrop Grumman retained both the assets of and liabilities associated with their respective businesses, (iii) subject to certain exceptions, all agreements, arrangements, commitments and undertakings, including all intercompany accounts payable or accounts receivable, including intercompany indebtedness and intercompany work orders between HII and Northrop Grumman, were terminated or otherwise satisfied, effective no later than March 31, 2011 (the Distribution Date), (iv) HII and Northrop Grumman agreed to share certain gains and liabilities and (v) on the Distribution Date, Northrop Grumman distributed, on a pro rata basis, all of the issued and outstanding shares of common stock of HII to Northrop Grumman's stockholders via a pro rata dividend (the spin-off). One share of HII common stock was distributed for every six shares of Northrop Grumman common stock held by a holder of Northrop Grumman common stock as of the record date for the distribution, March 30, 2011. The shares of common stock of HII began regular way trading on the New York Stock Exchange on March 31, 2011, under the ticker symbol "HII."

In connection with the spin-off from Northrop Grumman, HII issued $600 million aggregate principal amount of 6.875 percent Senior Notes due March 15, 2018, and $600 million aggregate principal amount of 7.125 percent Senior Notes due March 15, 2021 (collectively, the "notes") in a private offering, at par, under an indenture dated March 11, 2011, between HII and The Bank of New York Mellon, as trustee. Also in connection with the spin-off, HII entered into a credit facility with third-party lenders that includes a $650 million revolver and a $575 million term loan (the "Credit Facility").

Performance of HII's obligations pursuant to the notes, including any repurchase obligations resulting from a change of control, is unconditionally guaranteed, jointly and severally, on an unsecured basis, by each of HII's existing and future domestic restricted subsidiaries that guarantees debt under the Credit Facility (the "Subsidiary Guarantors"). The guarantees rank equally with all other unsecured and unsubordinated indebtedness of the Subsidiary Guarantors. The Subsidiary Guarantors are each directly or indirectly 100 percent owned by HII.

Prior to the spin-off of HII from Northrop Grumman, Northrop Grumman conducted an internal reorganization, effective on March 30, 2011, resulting in the company's current organizational structure, which consists of HII as direct or indirect parent of all of the Subsidiary Guarantors. Prior to this internal reorganization, HII had no independent assets or operations and no subsidiaries. Accordingly, for all periods ended prior to March 30, 2011, the consolidated financial information of the company is attributable entirely to the Subsidiary Guarantors.

Description Of Business (Northrop Grumman Shipbuilding [Member])	12 Months Ended
Dec. 31, 2010
Northrop Grumman Shipbuilding [Member]
Description Of Business
1.	DESCRIPTION OF BUSINESS

Northrop Grumman Shipbuilding and its subsidiaries (NGSB or the company) is a wholly owned subsidiary of Northrop Grumman Corporation (Northrop Grumman). The company currently operates three major shipyards located in Newport News, Virginia, Pascagoula, Mississippi and Avondale, Louisiana but plans to wind down its shipbuilding operations at the Avondale, Louisiana facility in 2013 (see Note 4).

The company's business is organized into two operating segments, Gulf Coast and Newport News. Through its Gulf Coast shipyards, the company currently is the sole supplier and builder of amphibious assault and expeditionary ships to the U.S. Navy, currently the sole builder of National Security Cutters for the U.S. Coast Guard, one of only two companies that currently builds the U.S. Navy's current fleet of DDG-51 Arleigh Burke-class destroyers, and one of the nation's leading service providers of life cycle support of major surface ship programs for the U.S. Navy and U.S. Coast Guard. Through its Newport News shipyard, the company is the nation's sole industrial designer, builder, and refueler of nuclear-powered aircraft carriers, and one of only two companies currently capable of designing and building nuclear-powered submarines for the U.S. Navy. As prime contractor, principal subcontractor, or partner, NGSB participates in many high-priority defense technology programs in the U.S. The company conducts most of its business with the U.S. Government, principally the Department of Defense (DoD).

Strategic Actions—Northrop Grumman announced in July 2010 that it will evaluate whether a separation of NGSB would be in the best interests of Northrop Grumman shareholders, customers, and employees. Strategic alternatives for NGSB include, but are not limited to, a spin-off to Northrop Grumman shareholders. Northrop Grumman believes that separating NGSB from Northrop Grumman will benefit both Northrop Grumman and the shipbuilding business by better aligning management's attention and investment resources to pursue opportunities in their respective markets and more actively manage their cost structures.

Summary Of Significant Accounting Policies (Northrop Grumman Shipbuilding [Member])	12 Months Ended
Dec. 31, 2010
Northrop Grumman Shipbuilding [Member]
Summary Of Significant Accounting Policies
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation—The consolidated financial statements of NGSB have been derived from the consolidated financial statements and accounting records of Northrop Grumman and were prepared in conformity with accounting principles generally accepted in the United States (GAAP).

The consolidated statements of operations include expense allocations for certain corporate functions historically provided to NGSB by Northrop Grumman, including, but not limited to, human resources, employee benefits administration, treasury, risk management, audit, finance, tax, legal, information technology support, procurement, and other shared services. These allocations are reflected in the consolidated statements of operations within the expense categories to which they relate. The allocations were made on a direct usage basis when identifiable, with the remainder allocated on various bases that are further discussed in Note 19. Management of NGSB and Northrop Grumman consider these allocations to be a reasonable reflection of the utilization of services by, or benefits provided to, NGSB. Management believes that the allocations are substantially consistent with NGSB's estimates of the costs it would incur as a stand-alone company. However, these estimates are based on management's judgment regarding its future stand-alone company costs and not the actual costs incurred.

Transactions between NGSB and Northrop Grumman are reflected as effectively settled for cash at the time of the transaction and are included in financing activities in the consolidated statements of cash flows. The net effect of these transactions is reflected in the parent's equity in unit in the consolidated statements of financial position.

The consolidated financial statements also include certain Northrop Grumman assets and liabilities that are specifically identifiable or otherwise allocable to the company. The NGSB consolidated financial statements may not be indicative of NGSB's future performance and do not necessarily reflect what the results of operations, financial position and cash flows would have been had NGSB operated as a stand-alone company during the periods presented.

Unaudited Pro Forma Statement of Financial Position—The unaudited pro forma statement of financial position presents NGSB's pro forma capitalization at December 31, 2010. The statement reflects the impacts of the transactions to be completed in conjunction with the spin-off of Huntington Ingalls Industries, Inc. ("HII"), which will become the parent of NGSB, including: (i) the distribution of HII common stock by Northrop Grumman to its shareholders; and (ii) the accrual of the contribution of $1,429 million by HII to Northrop Grumman Systems Corporation, a subsidiary of Northrop Grumman (the "Contribution"). The Contribution is presented as a long-term obligation because it will be paid using the proceeds from the incurrence of $1,775 million of debt prior to the completion of the spin-off by HII (the "HII Debt"). HII will record the net proceeds of the HII Debt after funding the Contribution as cash and cash equivalents on its Consolidated Statement of Financial Position.

The distribution of HII common stock to Northrop Grumman's stockholders includes adjustments for the recapitalization transactions. In connection with this recapitalization, the amount of Northrop Grumman's net investment in HII, including intercompany debt and accrued interest thereon which was recorded as notes payable to parent in the consolidated statement of financial position, net of the contribution, will be contributed to additional paid-in capital. Northrop Grumman stockholders will receive one share of HII common stock for every six shares of Northrop Grumman stock owned. The unaudited pro forma statement of financial position reflects a distribution of 48,492,792 shares of HII common stock based on the 290,956,752 shares of Northrop Grumman stock outstanding as of December 31, 2010.

The unaudited pro forma statement of financial position was prepared as if the transactions and events described above had occurred on December 31, 2010.

Parent's Equity in Unit—Parent's Equity in Unit in the consolidated statements of financial position represents Northrop Grumman's historical investment in NGSB, the net effect of cost allocations from and transactions with Northrop Grumman, net cash activity, and NGSB's accumulated earnings. See Basis of Presentation in Note 2 and Note 19.

Financial Statement Reclassification—Certain amounts in the prior year financial statements and related notes have been reclassified to conform to the current presentation as described in Note 10. In addition, the company reclassified $22 million of accrued liabilities from non-current to current liabilities in the 2009 consolidated statements of financial position to conform to the current presentation.

Principles of Consolidation—The consolidated financial statements presented herein represent the stand-alone results of operations, financial position and cash flows of NGSB and its subsidiaries. All intercompany transactions and accounts of NGSB have been eliminated.

Accounting Estimates—The preparation of the financial statements requires management to make estimates and judgments that affect the reported amounts of assets and liabilities and the disclosure of contingencies at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Estimates have been prepared on the basis of the most current and best available information; actual results could differ materially from those estimates.

Revenue Recognition—As a defense contractor engaging in long-term contracts (both as prime contractor and subcontractor), the majority of the company's business is derived from long-term contracts for the construction of naval vessels, production of goods, and services provided to the federal government, principally the U.S. Navy. In accounting for these contracts, the company extensively utilizes the cost-to-cost measures of the percentage-of-completion method of accounting, principally based upon direct labor dollars or total costs incurred. Under this method, sales, including estimated earned fees or profits, are recorded as costs are incurred. Contract sales are calculated either based on the percentage that direct labor costs incurred bear to total estimated direct labor costs or based on the percentage that total costs incurred bear to total estimated costs at completion. Certain contracts contain provisions for price redetermination or for cost and/or performance incentives. Such redetermined amounts or incentives are included in sales when the amounts can reasonably be determined and estimated. Amounts representing contract change orders, claims, requests for equitable adjustment, or limitations in funding are included in sales only when they can be reliably estimated and realization is probable. The company estimates profit as the difference between total estimated revenue and total estimated cost of a contract and recognizes that profit over the life of the contract based on progress towards completion. The company classifies contract revenues as product sales or service revenues depending upon the predominant attributes of the relevant underlying contracts. In the period in which it is determined that a loss will result from the performance of a contract, the entire amount of the estimated ultimate loss is charged against income. Loss provisions are first offset against costs that are included in unbilled accounts receivable or inventoried costs, with any remaining amount reflected in other current liabilities. Changes in estimates of contract sales, costs, and profits are recognized using the cumulative catch-up method of accounting. This method recognizes in the current period the cumulative effect of the changes on current and prior periods. Hence, the effect of the changes on future periods of contract performance is recognized as if the revised estimate had been the original estimate. A significant change in an estimate on one or more contracts could have a material effect on the company's consolidated financial position or results of operations, and where such changes occur, separate disclosure is made of the nature, underlying conditions, and the amount of the financial impact from the change in estimate (see Notes 4 and 6).

Corporate Home Office and Other General and Administrative Costs—In accordance with industry practice and the regulations that govern the cost accounting requirements for government contracts, most general and administrative expenses are considered allowable and allocable costs on government contracts. These costs are allocated to contracts in progress on a systematic basis and contract performance factors include this cost component as an element of cost.

General and administrative expenses also include certain Northrop Grumman corporate and other costs, primarily consisting of the net pension and post-retirement benefits adjustment, the provision for deferred state income taxes and certain other expenses that are generally not currently allowable under the Federal Acquisition Regulations (FAR). The net pension and post-retirement benefits adjustment reflects the difference between pension and post-retirement benefits expenses determined in accordance with GAAP and pension and post-retirement benefit expenses allocated to individual contracts determined in accordance with Cost Accounting Standards (CAS). For purposes of these stand-alone financial statements, these Northrop Grumman amounts together with allowable general and administrative expenses have been allocated to NGSB. Allowable general and administrative expense is comprised of NGSB home office costs, independent research and development costs, bid and proposal costs, the allowable portion of corporate home office costs, and the current state income tax provision.

Research and Development—Company-sponsored research and development activities primarily include independent research and development (IR&D) efforts related to government programs. IR&D expenses are included in general and administrative expenses and are generally allocated to government contracts. Company-sponsored IR&D expenses totaled $23 million, $21 million and $21 million for the years ended December 31, 2010, 2009 and 2008, respectively. Expenses for research and development sponsored by the customer are charged directly to the related contracts.

Product Warranty Costs—The company provides certain product warranties that require repair or replacement of non-conforming items for a specified period of time often subject to a specified monetary coverage limit. The company's product warranties are provided under government contracts, the costs of which are immaterial and are accounted for using the percentage-of-completion method of accounting.

Environmental Costs—Environmental liabilities are accrued when the company determines it is responsible for remediation costs and such amounts are reasonably estimable. When only a range of amounts is established and no amount within the range is more probable than another, the minimum amount in the range is recorded. Environmental liabilities are recorded on an undiscounted basis. Environmental expenditures are expensed or capitalized as appropriate. Capitalized expenditures, if any, relate to long-lived improvements in currently operating facilities. The company does not record insurance recoveries before collection is probable. At December 31, 2010, and 2009, the company did not have any accrued receivables related to insurance reimbursements or recoveries for environmental matters.

Fair Value of Financial Instruments—The valuation techniques utilized to determine the fair value of financial instruments are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions. These two types of inputs create the following fair value hierarchy:

Level 1—Quoted prices for identical instruments in active markets.

Level 2—Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3—Significant inputs to the valuation model are unobservable.

Except for long-term debt, the carrying amounts of the company's other financial instruments are measured at fair value or approximate fair value due to the short-term nature of these other items.

Asset Retirement Obligations—The company records all known asset retirement obligations for which the liability's fair value can be reasonably estimated, including certain asbestos removal, asset decommissioning and contractual lease restoration obligations. Recorded amounts as of December 31, 2010 are $20 million and consist primarily of obligations associated with the wind down of the company's shipbuilding operations at the Avondale facility (see Note 4). Amounts as of December 31, 2009 were not material.

The company also has known conditional asset retirement obligations related to assets currently in use, such as certain asbestos remediation and asset decommissioning activities to be performed in the future, that are not reasonably estimable as of December 31, 2010 and 2009 due to insufficient information about the timing and method of settlement of the obligation. Accordingly, the fair value of these obligations has not been recorded in the consolidated financial statements. Environmental remediation and/or asset decommissioning of these facilities may be required when the company ceases to utilize these facilities but no such plans are currently contemplated as of December 31, 2010. In addition, there may be conditional environmental asset retirement obligations that the company has not yet discovered (e.g. asbestos may exist in certain buildings which the company has not become aware of through its normal business operations), and therefore, these obligations also have not been included in the consolidated financial statements.

Income Taxes—The results of the company's operations are included in the federal income and state income and franchise tax returns of Northrop Grumman. Income tax expense and other income tax-related information contained in these financial statements are presented as if the company filed its own tax returns on a stand-alone basis and are based on the prevailing statutory rates for U.S. federal income taxes and the composite state income tax rate for the company for each period presented. State and local income and franchise tax provisions are allocable to contracts in process and, accordingly, are included in cost of product sales, cost of service revenues and corporate home office and other general and administrative expenses.

The company makes a comprehensive review of its portfolio of uncertain tax positions regularly. In this regard, an uncertain tax position represents the company's expected treatment of a tax position taken in Northrop Grumman's consolidated tax return, or planned to be taken in a future tax return or claim that has not been reflected in measuring income tax expense for financial reporting purposes. Until these positions are sustained or otherwise resolved by the taxing authorities, the company does not recognize the tax benefits resulting from such positions, if any, and reports the tax effects as a liability for uncertain tax positions in its consolidated statements of financial position.

Determinations of the expected realizability of deferred tax assets and the need for any valuation allowances against these deferred tax assets were evaluated based upon the stand-alone tax attributes of the company, and no valuation allowances were deemed necessary as of December 31, 2010, and 2009.

Current federal income tax liabilities are assumed to be immediately settled by Northrop Grumman and are relieved through the parent's equity in unit account. Federal income taxes have been recorded within income tax expense. The company recognizes interest accrued related to unrecognized tax benefits in income tax expense. Penalties, if probable and reasonably estimable, are also recognized as a component of income tax expense.

Cash and Cash Equivalents—Northrop Grumman utilizes a centralized cash management system. Cash and cash equivalents balances are held at the Northrop Grumman level and have not been allocated to NGSB. Historically, cash received by the company has been transferred to Northrop Grumman, and Northrop Grumman has funded the company's disbursement accounts on an as-needed basis. The net effect of transfers of cash to and from the Northrop Grumman cash management accounts is reflected in the parent's equity in unit account in the consolidated statements of financial position.

Accounts Receivable—Accounts receivable include amounts billed and currently due from customers, amounts currently due but unbilled, certain estimated contract change amounts, claims or requests for equitable adjustment in negotiation that are probable of recovery, and amounts retained by the customer pending contract completion.

Inventoried Costs—Inventoried costs primarily relate to work in process under contracts that recognize revenue using labor dollars as the basis of the percentage-of-completion calculation. These costs represent accumulated contract costs less cost of sales, as calculated using the percentage-of-completion method. Accumulated contract costs include direct production costs, factory and engineering overhead, production tooling costs, and, for government contracts, allowable general and administrative expenses. According to the provisions of U.S. Government contracts, the customer asserts title to, or a security interest in, inventories related to such contracts as a result of contract advances, performance-based payments, and progress payments. In accordance with industry practice, inventoried costs are classified as a current asset and include amounts related to contracts having production cycles longer than one year. Inventoried costs also include company owned raw materials, which are stated at the lower of cost or market, generally using the average cost method.

Depreciable Properties—Property, plant, and equipment owned by the company are recorded at cost and depreciated over the estimated useful lives of individual assets. Costs incurred for computer software developed or obtained for internal use are capitalized and amortized over the expected useful life of the software, not to exceed nine years. Leasehold improvements are amortized over the shorter of their useful lives or the term of the lease.

The remaining assets are depreciated using the straight-line method, with the following lives:

Years
Land improvements	12 – 45
Buildings and improvements	15 – 50
Capitalized software costs	3 – 9
Machinery and other equipment	3 – 45

The company evaluates the recoverability of its property, plant and equipment when there are changes in economic circumstances or business objectives that indicate the carrying value may not be recoverable. The company's evaluations include estimated future cash flows, profitability and other factors in determining fair value. As these assumptions and estimates may change over time, it may or may not be necessary to record impairment charges.

Leases—The company has historically used Northrop Grumman's incremental borrowing rate in the assessment of lease classification as capital or operating and defines the initial lease term to include renewal options determined to be reasonably assured. The company conducts operations primarily under operating leases.

Many of the company's real property lease agreements contain incentives for tenant improvements, rent holidays, or rent escalation clauses. For incentives for tenant improvements, the company records a deferred rent liability and amortizes the deferred rent over the term of the lease as a reduction to rent expense. For rent holidays and rent escalation clauses during the lease term, the company records minimum rental expenses on a straight-line basis over the term of the lease. For purposes of recognizing lease incentives, the company uses the date of initial possession as the commencement date, which is generally, when the company is given the right of access to the space and begins to make improvements in preparation for intended use.

Goodwill and Other Purchased Intangible Assets—The company performs impairment tests for goodwill as of November 30th of each year, or when evidence of potential impairment exists. When it is determined that impairment has occurred, a charge to operations is recorded. Purchased intangible assets are amortized on a straight-line basis over their estimated useful lives and the carrying value of these assets is reviewed for impairment when events indicate that a potential impairment may have occurred (see Notes 4 and 9).

Self-Insured Group Medical Insurance—The company participates in a Northrop Grumman-sponsored self-insured group medical insurance plan and these financial statements include an allocation of the expenses and accruals attributable to NGSB employees participating in the plan. The plan is designed to provide a specified level of coverage for employees and their dependents. Northrop Grumman estimates expenses and the required liability of such claims utilizing actuarial methods based on various assumptions, which include, but are not limited to, Northrop Grumman's historical loss experience and projected loss development factors. Related self-insurance accruals include amounts related to the liability for reported claims and an estimated accrual for claims incurred but not reported.

Self-Insured Workers' Compensation Plan—The operations of the company are subject to the federal and state workers' compensation laws. The company maintains self-insured workers' compensation plans, in addition to participating in state administered second injury workers' compensation funds. The company estimates the required liability of such claims and state funding requirements on a discounted basis utilizing actuarial methods based on various assumptions, which include, but are not limited to, the company's historical loss experience and projected loss development factors as compiled in an annual actuarial study. Related self-insurance accruals include amounts related to the liability for reported claims and an estimated accrual for claims incurred but not reported. The company's workers' compensation liability is discounted at 3.31% and 3.47% at December 31, 2010, and 2009, respectively, which discount rates were determined using a risk-free rate based on future payment streams. Workers' compensation benefit obligations on an undiscounted basis were $726 million and $686 million as of December 31, 2010 and 2009, respectively.

Litigation, Commitments, and Contingencies—Amounts associated with litigation, commitments, and contingencies are recorded as charges to earnings when management, after taking into consideration the facts and circumstances of each matter, including any settlement offers, has determined that it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated.

Retirement Benefits—A substantial portion of the company's employees are covered by Northrop Grumman-sponsored defined benefit pension plans under which they are eligible for benefits generally at age 65 or on a reduced basis for qualifying early retirement. Certain employees are also covered by Northrop Grumman-sponsored post-retirement health care plans. For the Northrop Grumman sponsored pension and post-retirement plans that only cover company employees, the consolidated financial statements reflect the respective plans' total funded status and related changes in funded status. For the Northrop Grumman sponsored pension and post-retirement plans where company employees participate along with other Northrop Grumman employees, the consolidated financial statements reflect an allocated portion of the respective plans' funded status and related changes in funded status based upon the company employee participation level. The assets recognized as of December 31, 2010 and 2009 for such plans where allocations were required were calculated based on the present values of the accrued benefit determined under Employee Retirement Income Security Act (ERISA) and Internal Revenue Service (IRS) regulations. The CAS costs have been separately calculated for NGSB in accordance with the relevant standards. For funded plans, Northrop Grumman's funding policy is to contribute, at a minimum, the statutorily required amount to an irrevocable trust. For unfunded plans, Northrop Grumman makes contributions equal to the amount of benefit payments made to plan participants. Northrop Grumman also sponsors 401(k) defined contribution plans in which most of the company's employees are eligible to participate. Northrop Grumman contributions for most plans are based on a cash matching of company employee contributions up to 4 percent of compensation. In addition to the Northrop Grumman-sponsored 401(k) defined contribution plan, company employees hired after June 30, 2008 are eligible to participate in a Northrop Grumman-sponsored defined contribution pension plan in lieu of a defined benefit pension plan.

Stock Compensation—Certain key employees of the company participate in stock-based compensation plans of Northrop Grumman. All of Northrop Grumman's stock-based compensation plans are considered equity plans and compensation expense recognized is net of estimated forfeitures over the vesting period. Northrop Grumman issues stock options and stock awards, in the form of restricted performance stock rights and restricted stock rights, under its existing plans. The fair value of stock option grants is estimated on the date of grant using a Black-Scholes option-pricing model and expensed on a straight-line basis over the vesting period of the options, which is generally three to four years. The fair value of stock awards is determined based on the closing market price of Northrop Grumman's common stock on the grant date and at each reporting date, the amount of shares is adjusted to equal the amount ultimately expected to vest. Compensation expense for stock awards is allocated to NGSB by Northrop Grumman and expensed over the vesting period, usually three to five years.

Accumulated Other Comprehensive Loss—The accumulated other comprehensive loss as of December 31, 2010 and 2009, was comprised of unamortized benefit plan costs of $515 million (net of tax benefit of $343 million) and $531 million (net of tax benefit of $338 million), respectively.

Consolidation Of Gulf Coast Operations (Northrop Grumman Shipbuilding [Member])	12 Months Ended
Dec. 31, 2010
Northrop Grumman Shipbuilding [Member]
Consolidation Of Gulf Coast Operations
4.	CONSOLIDATION OF GULF COAST OPERATIONS

In July 2010, Northrop Grumman announced plans to consolidate NGSB's Gulf Coast operations by winding down its shipbuilding operations at the Avondale, Louisiana facility in 2013 after completing LPD-class ships currently under construction there. Future LPD-class ships will be built in a single production line at the company's Pascagoula, Mississippi facility. The consolidation is intended to reduce costs, increase efficiency, and address shipbuilding overcapacity. Due to the consolidation, NGSB expects higher costs to complete ships currently under construction in Avondale due to anticipated reductions in productivity and increased the estimates to complete LPDs 23 and 25 by approximately $210 million. The company recognized a $113 million charge to operating income for the cumulative effect of these incremental costs on the LPD 23 and 25 contracts in the second quarter of 2010.

In connection with and as a result of the decision to wind down its shipbuilding operations at the Avondale, Louisiana facility, the company determined it would not meet certain requirements under its co-operative agreement with the State of Louisiana. Accordingly, the company recorded liabilities of $51 million in June 2010 to recognize this obligation as well as certain asset retirement obligations, which were necessitated as a result of the Avondale facility decision. In addition to the cost of the assets to be acquired from the State of Louisiana upon payment of the obligation to the state, the company anticipates that it will incur substantial other restructuring and facilities shut-down related costs, including but not limited to, severance, relocation expense, and asset write-downs related to the Avondale facilities. These costs are expected to be allowable expenses under government accounting standards and thus will be recoverable in future years' overhead costs. These future costs could approximate $310 million and such costs should be allocable to existing flexibly priced contracts or future negotiated contracts at the Gulf Coast operations in accordance with FAR provisions relating to the treatment of restructuring and shutdown related costs.

In its initial audit report on the company's cost proposal for the restructuring and shutdown related costs, the Defense Contract Audit Agency (DCAA) stated that, in general, the proposal was not adequately supported in order for it to reach a conclusion. The DCAA also questioned about $25 million (approximately 8%) of the costs submitted. The DCAA stated that it could not reach a final conclusion on the cost submission due to the potential spin transaction relating to the Shipbuilding business. Accordingly, the DCAA did not accept the cost proposal as submitted, and the company intends to resubmit its proposal to address the concerns expressed by the DCAA. Ultimately, the company anticipates that this process will result in an agreement with the U.S. Navy that is substantially in accord with management's cost allowability expectations. Accordingly, the company has treated these costs as allowable costs in determining the cost and earnings performance on its contracts in process. If there is a formal challenge to the company's treatment of its restructuring costs, there are prescribed dispute resolution alternatives to resolve such a challenge and the company would likely pursue a dispute resolution process.

As a result of the announcement to wind down its shipbuilding operations at the Avondale, Louisiana facility and the Gulf Coast segment's 2010 operating losses, the company performed an impairment test for the Gulf Coast segment's other long-lived assets and each reportable segment's goodwill as of June 30, 2010. The company's testing approach for goodwill impairment utilizes a discounted cash flow analysis corroborated by comparative market multiples to determine the fair value of its businesses for comparison to their corresponding book values. NGSB determined that no impairment existed as of June 30, 2010. See Note 9 for the results of the annual impairment test.

Northrop Grumman's decision to wind down its shipbuilding operations at the Avondale, Louisiana facility also led to a curtailment adjustment reducing the pension benefit obligation on the benefit plans in which NGSB employees participate by $14 million. The effect of this curtailment on the company's consolidated results of operations or cash flows was not material.

NGSB is currently exploring alternative uses of the Avondale facility by potential new owners, including alternative opportunities for the workforce.

Contract Charges (Northrop Grumman Shipbuilding [Member])	12 Months Ended
Dec. 31, 2010
Northrop Grumman Shipbuilding [Member]
Contract Charges
6.	CONTRACT CHARGES

Earnings Charge Relating to LHD 8 Contract Performance—LHD 8 is an amphibious assault ship that was delivered in the second quarter of 2009. LHD 8 features significant enhancements compared with earlier ships of the class, including a gas turbine engine propulsion system, a new electrical generation and distribution system, and a centralized machinery control system administered over a fiber optic network. LHD 8 was constructed under a fixed-price incentive contract. Lack of progress in LHD 8 on-board testing preparatory to sea trials prompted the company to undertake a comprehensive review of the program, including a detailed physical audit of the ship, resulting in a pre-tax charge of $272 million in the first quarter of 2008 for anticipated cost growth related to the identified need for substantial re-work on the ship. In addition to the LHD 8 charge, an additional $54 million of charges were recognized in the first quarter of 2008, primarily for schedule impacts on other ships and impairment of purchased intangibles at the Gulf Coast shipyards. Subsequent to recognizing the LHD 8 charge, the company delivered the ship at costs that were lower than the amounts previously anticipated primarily due to efficiencies from improved operating practices, mitigation of performance risk and increased recovery of cost escalation adjustments. As a result, $63 million of the loss provision was reversed in 2008, and an additional $54 million was reversed in 2009 upon delivery of the ship. In 2010, NGSB determined that costs to complete post-delivery work on LHD 8 exceeded original estimates resulting in a charge of $30 million.

Earnings Charge Relating to LPD 22-25 Contract Performance—The LPD 22-25 contract is a four-ship fixed-price incentive contract for the construction of amphibious landing platform ships that are a follow-on of the LPD 17 Class program with five ships previously built and delivered. The program's construction has been adversely impacted by operating performance factors, resulting in unfavorable cost growth that led to pre-tax charges totaling $171 million in 2009. In 2010, the company recorded net performance adjustments of $132 million primarily for additional cost growth on the LPD 22-25 contract, including the effect of a $113 million charge for the cumulative effect of the $210 million of incremental costs expected due to the company's decision to wind down its shipbuilding operations at the Avondale facility in 2013. Note 4 provides additional information related to the consolidation of Gulf Coast operations.

Accounts Receivable, Net (Northrop Grumman Shipbuilding [Member])	12 Months Ended
Dec. 31, 2010
Northrop Grumman Shipbuilding [Member]
Accounts Receivable, Net
7.	ACCOUNTS RECEIVABLE, NET

Unbilled amounts represent sales for which billings have not been presented to customers at year-end. These amounts are usually billed and collected within one year. Accounts receivable at December 31, 2010, are expected to be collected in 2011, except for approximately $72 million due in 2012 and $6 million due in 2013 and later.

Because the company's accounts receivable are primarily with the U.S. Government, the company does not have material exposure to credit risk.

Accounts receivable were composed of the following:

	December 31
$ in millions	2010	2009
Due From U.S. Government
Amounts billed	$194	$240
Recoverable costs and accrued profit on progress completed—unbilled	524	288

	718	528

Due From Other Customers
Amounts billed	9	11
Recoverable costs and accrued profit on progress completed—unbilled	4	1

	13	12

Total accounts receivable	731	540
Allowances for doubtful accounts	(3)	(3)

Total accounts receivable, net	$728	$537

Selected Quarterly Data (Northrop Grumman Shipbuilding [Member])	12 Months Ended
Dec. 31, 2010
Northrop Grumman Shipbuilding [Member]
Selected Quarterly Data
20.	UNAUDITED SELECTED QUARTERLY DATA

Unaudited quarterly financial results are set forth in the following tables.

2010

$ in millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Sales and service revenues	$1,712	$1,610	$1,665	$1,736
Operating income (loss)	87	(20)	77	104
Earnings (loss) before income taxes	77	(30)	67	92
Net earnings (loss)	41	(11)	42	63

In the second quarter of 2010, Northrop Grumman announced plans to consolidate NGSB's Gulf Coast operations by winding down its operations at the Avondale, Louisiana facility in 2013 after completing LPD-class ships currently under construction. As a result of this decision, the company recognized a $113 million pre-tax charge to operating income for the contracts under construction at Avondale.

In the third quarter of 2010, NGSB determined that costs to complete post-delivery work on LHD 8 exceeded original estimates resulting in a charge of $30 million. Also in the third quarter, the company realized $24 million in unfavorable performance adjustments on LPD-24 Arlington, which was more than offset by $31 million in milestone incentives on the total LPD-22 through LPD-25 contract.

2009

$ in millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Sales and service revenues	$1,410	$1,544	$1,656	$1,682
Operating income (loss)	68	(4)	82	65
Earnings (loss) before income taxes	57	(15)	71	63
Net earnings (loss)	39	(10)	52	43

In the first quarter of 2009, the company recognized a $48 million favorable adjustment on the LHD 8 contract due to risk retirement for earlier than expected completion of U.S. Navy acceptance sea trials and increased escalation recovery. This increase was more than offset by lower performance of $38 million each on the DDG 51 program and LPD 22 due to cost growth.

In the second quarter of 2009, the company recognized a $105 million pre-tax charge for cost growth on LPD-class ships and LHA 6. These adjustments reflected additional expense to improve design, engineering, production, and quality processes as well as increased production cost estimates for these ships.